As filed with the Securities and Exchange Commission on April 25, 2018
1933 Act Registration No. 333-141755
1940 Act Registration No. 811-07785

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 15
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 41
Lincoln Life & Annuity Variable Annuity Account L
(Exact Name of Registrant)
Group Variable Annuity I, II & III
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2018, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on _____________ pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III
May 1, 2018
Home Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company)
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company)
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441

This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value, and as permitted by the Plan, to provide retirement income that a Participant cannot outlive or for an agreed upon time. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If a Participant dies before the Annuity Commencement Date, we will pay the Beneficiary or Plan a Death Benefit.
If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.
All Contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some Contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.
The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant Allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Growth Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Freedom 2020 PortfolioSM
Fidelity® VIP Freedom 2025 PortfolioSM
Fidelity® VIP Freedom 2030 PortfolioSM
Fidelity® VIP Freedom 2035 PortfolioSM
Fidelity® VIP Freedom 2040 PortfolioSM
Fidelity® VIP Freedom 2045 PortfolioSM
Fidelity® VIP Freedom 2050 PortfolioSM
Fidelity® VIP Growth Portfolio
Janus Aspen Series:
Janus Henderson Global Research Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund

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LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Mondrian International Value Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA S&P 500 Index Fund*
LVIP SSGA Small-Cap Index Fund
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Large Cap Value Portfolio
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio
*	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person or entity designated by the participant to receive any Death Benefit paid if the participant dies before the Annuity Commencement Date.
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contributions—Amounts paid into the contract.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a participant dies.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln New York (we, us, our, company)—Lincoln Life & Annuity Company of New York (LNY).
Participant—An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
SEC—Securities and Exchange Commission.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Contractowner/Participant Transaction Expenses for GVA I, II & III:
The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):
GVA I	GVA II	GVA III
5%*	6%*	None
*	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charges.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual account fee (per Participant): $25
Systematic withdrawal option fee: $30
The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.
Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):
Mortality and expense risk charge	1.00%
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2017, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.24%	1.37%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.24%	1.37%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2019. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
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EXAMPLES
This Example is intended to help Contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that Contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
GVA I	$757	$1,291	$1,854	$2,875
GVA II	$860	$1,399	$1,967	$3,134
GVA III	$241	$742	$1,270	$2,716
2) If you do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
GVA I	$244	$751	$1,285	$2,746
GVA II	$244	$751	$1,285	$2,746
GVA III	$241	$742	$1,270	$2,716
The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.
For more information, See – Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See – The Contracts and Annuity Payouts.
What charges do I pay under the contract? If Participants in GVA I or GVA II withdraw Account Values, a surrender charge applies of 0-6% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to Plans subject to ERISA, depending on how many participation years the Participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See – Charges and Other Deductions – Surrender Charge for GVA I and GVA II.
There is no surrender charge for GVA III.
We charge an annual administration charge of $25 per Participant account. We will deduct any applicable premium tax from Contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.
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We apply a charge to the daily net asset value of the VAA and those charges are:
Mortality and expense risk charge	1.00%
The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount, subject to Company maximum limits, unless the Contractowner or the plan has a minimum amount. See The Contracts – Contributions.
How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
May a Participant withdraw Account Value? Yes, during the Accumulation Period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See – Charges and Other Deductions. Under GVA III, a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value. Under GVA III, liquidation of the entire fixed Account Value must be over 5 annual installments. See – Fixed Account Withdrawal/Transfer limits for GVA III. The Contractowner must also approve Participant withdrawals under Section 401(a) Plans and Plans subject to Title I of ERISA. Certain charges may apply. See – Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) additional tax may apply to distributions before age 59½. A withdrawal also may be subject to 20% withholding. See – Federal Tax Matters.
Do Participants get a free look at their certificates? A Participant under a Section 403(b) or 408 plan and certain nonqualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See – Return Privilege.
Condensed Financial Information
The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates the yield of a money market fund may become extremely low and possible negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund any you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount
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investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to your from a Subaccount investing in the money market fund.
Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
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Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.
Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See – Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.
Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.
Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an
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affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, several of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available fund of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract. Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
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•	AB VPS Growth Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	Delaware VIP® REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Service Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Asset Manager Portfolio (Initial Class): High total return.
•	Fidelity® VIP Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
•	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
•	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
•	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Initial Class): To achieve capital appreciation.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Janus Henderson Global Research Portfolio (Institutional Shares): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Standard Class): Total return.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
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•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)(1): To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Large Cap Value Portfolio (I Class): Long-term growth of capital.
T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.
•	T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
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(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
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•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Annual Contract Fee
During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.
Surrender Charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:
During Participation Year	GVA I	GVA II ERISA	GVA II Non-ERISA
1-5	5%	6%	6%
6	5%	3%	6%
7	4%	3%	6%
8	3%	3%	6%
9	2%	3%	6%
10	1%	3%	6%
11-15	0%	1%	6%
16	0%	0%	6%
*	There is no surrender charge taken on withdrawals from GVA III.
The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.
Fixed Account Withdrawal/Transfer Limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.
Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:
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Year Request Received by LNY	Percentage of Fixed Account Available Under GVA III
1	20%
2	25%
3	33.33%
4	50%
5	100%
Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract.
Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits
Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:
	Standard conditions	Optional conditions
GVA I	the Participant has attained age 59½	the Participant has separated from service with their employer and is at least 55 years of age
	the Participant has died	the Participant is experiencing financial hardship
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer
GVA II	the Participant has attained age 59½	the Participant has separated from service with their employer
	the Participant has died	the Participant is experiencing financial hardship
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer and is at least 55 years of age
GVA III	the Participant has attained age 59½	the Participant has separated from service with their employer and is at least 55 years of age the Participant has died
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer the Participant is experiencing financial hardship*

*	A GVA III Contractowner has the option not to include the financial hardship condition.
Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.
A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.
Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks
Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):
Mortality and expense risk charge	1.00%
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This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.
If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Special Arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.
Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.
The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax imposed for New York residents.
Other Charges and Deductions
The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of the Contracts
A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner either directly or through its registered representative. For Plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.
Initial Contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive
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contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity® VIP Government Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Contributions
Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.
Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.
Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. A Participant under the plan cannot make Contributions that exceed $1 million. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under nonqualified plans may be limited by the terms of the contract.
Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.
Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.
If your retirement plan is no longer submitting new, payroll deduction contributions to a Lincoln contract, no further purchase payments of any type can be made into your contract/certificate without the express permission of your Plan sponsor. In certain limited exceptions, combining contract values from existing Lincoln contracts may be allowed. Under the terms of your contract, we may stop allowing Contributions or new Participants. We will provide you with a notice if this occurs.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Contributions
The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Servicing Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through
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the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See—Fixed account withdrawals/transfer limits for GVA III.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under—Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot
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promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund. When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Participant has been identified as a “market timer” under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.
Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
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Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.
Additional Services
These additional services are available to you: dollar-cost averaging (DCA), systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form. These services will stop once we are notified of a pending death claim.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years.
Systematic Transfer Service. The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.
Account Sweep Service. The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.
Death Benefit Before the Annuity Commencement Date
The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant’s lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.
If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant’s designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant’s account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant’s death within six months of such death, we pay the Beneficiary the amount in (2).
We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.
If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed
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within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant’s death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.
Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.
Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant’s death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant’s death.
If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.
If the Beneficiary is the spouse of the Participant, then the spouse may elect to continue the contract as the new Participant. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Other rules apply to nonqualified annuities. See “Federal Tax Matters.”
If there is no living named Beneficiary on file with us at the time of a Participant’s death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant’s estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant’s death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant’s death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.
Withdrawals
Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant’s account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.
Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.
Under GVA III, special limits apply to withdrawals from the fixed account. See “Charges and Other Deductions – Fixed Account Withdrawal/Transfer Limits for GVA III.”
The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with withdrawals of Account Value. See “Charges and Other Deductions.”
The tax consequences of a withdrawal are discussed later in this booklet. See “Federal Tax Matters.”
Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant’s account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant’s entire account balance, or (b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant’s entire account balance.
Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.
Partial Withdrawals. A partial withdrawal of a Participant’s account balance will occur when less than a total withdrawal is made from a Participant’s account.
Systematic Withdrawal Option. Participants who are at least age 59½, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal
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Option (“SWO”) under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.
Required Minimum Distribution Program. Under certain contracts Participants who are at least age 70½ may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant’s Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.
Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 59½; (4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see “Federal Tax Matters.”
Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner’s written authorization and written documentation specifying the portion of the Participant’s account balance which is available for distribution to the Participant.
For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See “Federal Tax Matters.” A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.
Loans
If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant who incurs a qualified disaster may borrow up to the lesser of $100,000 or 10% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are
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received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.
Annuity Payouts
As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.
We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).
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Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See – Charges and Other Deductions and Federal Tax Matters.
General Information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.
Annuity Payout Calculation
Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;
•	The annuity conversion factor contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
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Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.
Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2017 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
25

Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those
26

limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity® Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income
27

exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
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Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Participants under Sections 403(b), 408 and certain nonqualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
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A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	any rebalancing event under the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, systematic transfer service, or account sweep service.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety (90) days notice of the deactivation date.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Variable Annuity Account L
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln Life & Annuity Variable Annuity Account L for
Variable Annuity Contracts I, II & III
..
Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.
(Please Print)
Name:

Address:

City

State

Zip

Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA’s financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth Portfolio - Class B
2008	5.839	3.037	404
2009	3.037	4.604	427
2010	4.604	5.405	349
2011	5.405	4.099	437
2012	4.099	4.595	315
2013	4.595	5.593	305
2014	5.593	5.803	299
2015	5.803	5.898	317
2016	5.898	5.788	270
2017	5.788	7.810	283
AB VPS Growth and Income(1)
2008	13.862	8.138	48
2009	8.138	9.696	42
2010	9.696	10.829	55
2011	10.829	11.372	58
2012	11.372	13.200	64
2013	13.200	15.466	67
AB VPS Growth Portfolio - Class B
2008	8.553	4.861	85
2009	4.861	6.394	86
2010	6.394	7.267	99
2011	7.267	7.265	102
2012	7.265	8.169	109
2013	8.169	10.815	112
2014	10.815	12.096	117
2015	12.096	13.032	135
2016	13.032	13.012	129
2017	13.012	17.281	115
American Century VP Balanced Fund - Class I
2008	28.750	22.677	353
2009	22.677	25.927	330
2010	25.927	28.656	325
2011	28.656	29.883	313
2012	29.883	33.078	296
2013	33.078	38.456	281
2014	38.456	41.825	262
2015	41.825	40.343	243
2016	40.343	42.734	214
2017	42.734	48.195	212
American Century VP Inflation Protection(2)
2009	10.378	10.612	3
2010	10.612	11.070	11
2011	11.070	12.285	41
2012	12.285	13.081	62

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth Fund - Class 2
2008	17.318	10.564	193
2009	10.564	14.883	199
2010	14.883	16.465	194
2011	16.465	14.853	188
2012	14.853	18.023	165
2013	18.023	23.050	165
2014	23.050	23.349	159
2015	23.349	24.720	159
2016	24.720	24.626	150
2017	24.626	32.054	133
American Funds Growth Fund - Class 2
2008	11.477	6.367	1,422
2009	6.367	8.787	1,402
2010	8.787	10.325	1,444
2011	10.325	9.785	1,473
2012	9.785	11.421	1,454
2013	11.421	14.711	1,384
2014	14.711	15.804	1280
2015	15.804	16.720	1235
2016	16.720	18.124	1171
2017	18.124	23.021	1076
American Funds Growth-Income Fund - Class 2
2008	13.644	8.395	309
2009	8.395	10.908	353
2010	10.908	12.034	383
2011	12.034	11.696	398
2012	11.696	13.604	414
2013	13.604	17.981	416
2014	17.981	19.695	403
2015	19.695	19.783	375
2016	19.783	21.843	356
2017	21.843	26.466	332
American Funds International Fund - Class 2
2008	15.240	8.733	537
2009	8.733	12.370	511
2010	12.370	13.132	505
2011	13.132	11.186	495
2012	11.186	13.058	465
2013	13.058	15.725	457
2014	15.725	15.155	420
2015	15.155	14.326	406
2016	14.326	14.684	374
2017	14.684	19.211	360
BlackRock Global Allocation V.I. Fund - Class I
2009	10.985	11.400	3
2010	11.400	12.421	11
2011	12.421	11.868	26
2012	11.868	12.958	45
2013	12.958	14.723	50
2014	14.723	14.884	49
2015	14.884	14.631	54
2016	14.631	15.081	49
2017	15.081	17.001	43

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP® Diversified Income Series - Standard Class
2008	12.271	11.597	83
2009	11.597	14.577	102
2010	14.577	15.595	111
2011	15.595	16.427	136
2012	16.427	17.434	136
2013	17.434	17.043	116
2014	17.043	17.770	125
2015	17.770	17.403	120
2016	17.403	17.837	119
2017	17.837	18.582	115
Delaware VIP® High Yield Series - Standard Class
2008	11.640	8.738	49
2009	8.738	12.888	86
2010	12.888	14.715	98
2011	14.715	14.915	86
2012	14.915	17.399	95
2013	17.399	18.813	83
2014	18.813	18.573	85
2015	18.573	17.175	79
2016	17.175	19.242	100
2017	19.242	20.477	90
Delaware VIP® REIT Series - Service Class
2008	23.777	15.234	296
2009	15.234	18.588	296
2010	18.588	23.299	322
2011	23.299	25.517	315
2012	25.517	29.459	301
2013	29.459	29.727	261
2014	29.727	38.001	254
2015	38.001	38.948	244
2016	38.948	40.726	222
2017	40.726	40.831	202
Delaware VIP® Small Cap Value Series - Service Class
2008	13.856	9.593	216
2009	9.593	12.496	221
2010	12.496	16.320	258
2011	16.320	15.901	262
2012	15.901	17.889	243
2013	17.889	23.585	240
2014	23.585	24.663	222
2015	24.663	22.839	204
2016	22.839	29.641	198
2017	29.641	32.797	180
Delaware VIP® Smid Cap Core Series - Service Class(3)
2008	9.295	4.890	125
2009	4.890	7.474	119
2010	8.929	10.114	152
2011	10.114	10.805	176
2012	10.805	11.843	183
2013	11.843	16.530	166
2014	16.530	16.835	151
2015	16.835	17.886	153
2016	17.886	19.127	150
2017	19.127	22.418	136

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
2009	9.796	11.246	2
2010	11.246	12.522	6
2011	12.522	12.042	8
2012	12.042	13.081	4
2013	13.081	13.072	6
2014	13.072	13.395	7
2015	13.395	12.427	6
2016	12.427	12.955	6
2017	12.955	13.777	7
Deutsche Equity 500 Index VIP(1)
2008	13.715	8.534	134
2009	8.534	10.673	147
2010	10.673	12.121	165
2011	12.121	12.220	174
2012	12.220	13.998	178
2013	13.998	16.423	171
Deutsche Small Cap Index VIP(4)
2008	13.748	8.966	101
2009	8.966	11.236	104
2010	11.236	14.060	111
2011	14.060	13.306	108
2012	13.306	15.314	110
Dreyfus Opportunistic Small Cap(4)
2008	23.370	14.439	634
2009	14.439	18.017	586
2010	18.017	23.395	570
2011	23.395	19.955	549
2012	19.955	23.819	526
Dreyfus Stock Index(1)
2008	46.658	29.036	780
2009	29.036	36.318	719
2010	36.318	41.292	681
2011	41.292	41.648	648
2012	41.648	47.724	609
Fidelity VIP Equity-Income(1)
2008	34.495	19.584	870
2009	19.584	25.247	822
2010	25.247	28.782	798
2011	28.782	28.772	783
2012	28.772	33.417	732
2013	33.417	39.194	996
Fidelity® VIP Asset Manager Portfolio - Initial Class
2008	32.125	22.671	774
2009	22.671	28.980	697
2010	28.980	32.785	692
2011	32.785	31.627	664
2012	31.627	35.221	609
2013	35.221	40.347	566
2014	40.347	42.276	509
2015	42.276	41.915	480
2016	41.915	42.772	444
2017	42.772	48.319	412

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity® VIP Contrafund® Portfolio - Service Class 2
2008	15.630	8.868	640
2009	8.868	11.894	662
2010	11.894	13.769	712
2011	13.769	13.253	727
2012	13.253	15.239	727
2013	15.239	19.757	708
2014	19.757	21.840	646
2015	21.840	21.713	625
2016	21.713	23.158	585
2017	23.158	27.877	556
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2017	N/A	N/A	N/A
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2017	N/A	N/A	N/A
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2017	N/A	N/A	N/A
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2017	10.29	10.311	1*
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2017	10.295	10.318	1*
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2017	10.295	10.317	1*
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2017	10.22	10.319	1*
Fidelity® VIP Government Money Market Portfolio - Initial Class (Pending Allocation Account)
2008	17.266	17.788	1*
2009	17.788	17.916	1*
2010	17.916	17.959	4
2011	17.959	17.979	3
2012	17.979	18.004	1*
2013	18.004	18.009	2
2014	18.009	18.012	2
2015	18.012	18.017	2
2016	18.017	18.053	2
2017	18.053	18.181	1*
Fidelity® VIP Growth Portfolio - Initial Class
2008	49.632	25.960	1,129
2009	25.960	32.972	1,058
2010	32.972	40.536	1,025
2011	40.536	40.213	973
2012	40.213	45.662	897
2013	45.662	61.634	830
2014	61.634	67.915	761
2015	67.915	72.063	705
2016	72.063	71.917	650
2017	71.917	96.218	609
Janus Henderson Global Research Portfolio - Institutional Shares
2008	16.342	8.954	519
2009	8.954	12.206	507
2010	12.206	13.999	489
2011	13.999	11.955	490
2012	11.955	14.212	493
2013	14.212	18.071	464
2014	18.071	19.223	432
2015	19.223	18.597	418
2016	18.597	18.792	371
2017	18.792	23.633	349

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Baron Growth Opportunities Fund - Service Class
2008	31.057	18.714	356
2009	18.714	25.629	361
2010	25.629	32.069	358
2011	32.069	33.027	363
2012	33.027	38.664	356
2013	38.664	53.616	333
2014	53.616	55.659	300
2015	55.659	52.477	276
2016	52.477	54.848	251
2017	54.848	69.093	238
LVIP BlackRock Emerging Markets Managed Volatility(5)
2014	10.024	9.299	2
2015	9.299	7.824	6
2016	7.824	8.289	7
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
2012	10.163	10.259	2
2013	10.259	9.309	37
2014	9.309	9.505	46
2015	9.505	9.150	33
2016	9.150	9.385	56
2017	9.385	9.494	66
LVIP BlackRock Scientific Allocation Fund - Standard Class
2009	10.066	11.800	1*
2010	11.800	12.970	1*
2011	12.970	12.874	2
2012	12.874	14.187	3
2013	14.187	16.046	8
2014	16.046	16.622	6
2015	16.622	16.267	5
2016	16.267	16.854	3
2017	16.854	19.077	4
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
2008	7.984	4.678	172
2009	4.678	6.415	179
2010	6.415	7.072	180
2011	7.072	6.604	185
2012	6.604	7.610	189
2013	7.610	9.455	185
2014	9.455	9.862	170
2015	9.862	9.894	166
2016	9.894	9.667	169
2017	9.667	12.072	154
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
2014	9.808	10.147	46
2015	10.147	9.634	1*
2016	9.634	9.754	1*
2017	9.754	12.126	3
LVIP Clarion Global Real Estate Fund - Standard Class
2008	8.265	4.743	5
2009	4.743	6.472	7
2010	6.472	7.559	15
2011	7.559	6.835	16
2012	6.835	8.437	15
2013	8.437	8.630	17
2014	8.630	9.731	22
2015	9.731	9.516	26
2016	9.516	9.533	31
2017	9.533	10.464	23

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond Fund - Standard Class
2008	11.604	11.153	219
2009	11.153	13.129	215
2010	13.129	14.101	225
2011	14.101	15.028	231
2012	15.028	15.861	239
2013	15.861	15.341	186
2014	15.341	16.096	161
2015	16.096	15.997	159
2016	15.997	16.270	146
2017	16.270	16.812	149
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	9.984	9.764	1*
2012	9.764	10.050	1*
2013	10.050	10.000	3
2014	10.000	9.937	5
2015	9.937	9.742	3
2016	9.742	9.839	2
2017	9.839	9.963	2
LVIP Delaware Social Awareness Fund - Standard Class
2008	16.781	10.897	260
2009	10.897	14.025	251
2010	14.025	15.492	249
2011	15.492	15.436	263
2012	15.436	17.618	253
2013	17.618	23.668	228
2014	23.668	26.995	226
2015	26.995	26.549	209
2016	26.549	28.030	189
2017	28.030	33.355	168
LVIP Delaware Wealth Builder Fund - Standard Class
2009	11.463	11.989	1*
2010	11.989	13.348	1*
2011	13.348	12.946	3
2012	12.946	14.521	4
2013	14.521	17.286	6
2014	17.286	17.857	9
2015	17.857	17.444	14
2016	17.444	18.241	18
2017	18.241	20.279	20
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
2008	10.675	6.788	281
2009	6.788	8.379	260
2010	8.379	9.369	276
2011	9.369	9.387	264
2012	9.387	10.717	258
2013	10.717	14.140	252
2014	14.140	15.844	236
2015	15.844	15.371	233
2016	15.371	17.411	213
2017	17.411	20.837	199
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
2014	9.902	9.497	1*
2015	9.497	8.649	1*
2016	8.649	8.769	1*
2017	8.769	10.540	6

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
2008	11.902	9.611	23
2009	9.611	11.880	29
2010	11.880	12.997	48
2011	12.997	13.341	52
2012	13.341	14.500	59
2013	14.500	15.755	41
2014	15.755	16.488	41
2015	16.488	15.998	38
2016	15.998	16.634	41
2017	16.634	18.197	40
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
2008	13.147	8.666	215
2009	8.666	11.070	235
2010	11.070	12.354	244
2011	12.354	12.231	248
2012	12.231	13.216	240
2013	13.216	14.858	238
2014	14.858	15.220	242
2015	15.220	14.512	159
2016	14.512	15.050	162
2017	15.050	17.230	146
LVIP Global Income Fund - Standard Class
2009	10.520	10.867	4
2010	10.867	11.800	7
2011	11.800	11.810	12
2012	11.810	12.592	21
2013	12.592	12.115	10
2014	12.115	12.227	10
2015	12.227	11.861	10
2016	11.861	11.802	13
2017	11.802	12.274	16
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
2008	12.628	9.175	101
2009	9.175	11.631	135
2010	11.631	12.892	138
2011	12.892	12.913	145
2012	12.913	14.010	155
2013	14.010	15.515	140
2014	15.515	15.998	133
2015	15.998	15.304	131
2016	15.304	15.810	128
2017	15.810	17.894	101
LVIP JPMorgan Retirement Income Fund - Standard Class(6)
2008	12.918	9.342	35
2009	9.342	11.362	33
2010	11.362	12.422	35
2011	12.422	12.573	34
2012	12.573	13.771	41
2013	13.771	14.907	43
2014	14.907	15.478	43
2015	15.478	15.180	40
2016	15.180	15.737	44
2017	15.737	17.288	43
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
2014	9.816	10.516	1*
2015	10.516	9.606	7
2016	9.606	10.463	8
2017	10.463	11.880	6

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2010 Fund - Standard Class
2008	10.493	7.904	9
2009	7.904	9.735	11
2010	9.735	10.744	12
2011	10.744	10.770	13
2012	10.770	11.573	5
2013	11.573	12.481	12
2014	12.481	12.947	16
2015	12.947	12.613	16
2016	12.613	13.041	9
2017	13.041	14.156	9
LVIP Managed Risk Profile 2020 Fund - Standard Class
2008	10.338	7.483	16
2009	7.483	9.309	35
2010	9.309	10.325	52
2011	10.325	10.242	70
2012	10.242	10.990	85
2013	10.990	12.092	108
2014	12.092	12.497	112
2015	12.497	12.099	110
2016	12.099	12.512	105
2017	12.512	13.878	133
LVIP Managed Risk Profile 2030 Fund - Standard Class
2008	10.444	7.157	12
2009	7.157	9.067	25
2010	9.067	10.103	38
2011	10.103	9.946	44
2012	9.946	10.624	58
2013	10.624	11.965	62
2014	11.965	12.338	71
2015	12.338	11.891	93
2016	11.891	12.210	103
2017	12.210	13.716	102
LVIP Managed Risk Profile 2040 Fund - Standard Class
2008	10.269	6.553	7
2009	6.553	8.496	15
2010	8.496	9.561	32
2011	9.561	9.328	52
2012	9.328	9.893	71
2013	9.893	11.414	76
2014	11.414	11.693	92
2015	11.693	11.204	111
2016	11.204	11.515	128
2017	11.515	13.068	151
LVIP Managed Risk Profile 2050 Fund - Standard Class
2011	9.908	9.213	1*
2012	9.213	9.670	3
2013	9.670	11.396	7
2014	11.396	11.615	14
2015	11.615	11.068	27
2016	11.068	11.442	33
2017	11.442	13.266	53
LVIP Mondrian International Value Fund - Standard Class
2008	19.399	12.166	216
2009	12.166	14.603	211
2010	14.603	14.814	203
2011	14.814	14.048	204
2012	14.048	15.246	187
2013	15.246	18.391	168
2014	18.391	17.745	154
2015	17.745	16.903	149
2016	16.903	17.406	143
2017	17.406	20.910	116

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Bond Index Fund - Standard Class
2009	10.031	10.385	16
2010	10.385	10.895	16
2011	10.895	11.584	10
2012	11.584	11.911	18
2013	11.911	11.490	26
2014	11.490	12.030	31
2015	12.030	11.940	38
2016	11.940	12.091	40
2017	12.091	12.352	59
LVIP SSGA Emerging Markets 100 Fund - Standard Class
2009	10.028	13.640	12
2010	13.640	17.255	36
2011	17.255	14.531	39
2012	14.531	16.207	40
2013	16.207	15.592	64
2014	15.592	14.916	43
2015	14.916	12.251	76
2016	12.251	14.002	61
2017	14.002	17.166	43
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
2008	13.872	8.177	74
2009	8.177	10.589	93
2010	10.589	11.400	82
2011	11.400	11.312	81
2012	11.312	12.448	81
2013	12.448	13.533	78
2014	13.533	13.930	80
2015	13.930	12.892	70
2016	12.892	13.482	72
2017	13.482	15.325	74
LVIP SSGA International Index Fund - Standard Class
2009	11.184	12.116	1*
2010	12.116	12.841	2
2011	12.841	11.139	2
2012	11.139	13.028	3
2013	13.028	15.605	7
2014	15.605	14.547	16
2015	14.547	14.227	20
2016	14.227	14.225	16
2017	14.225	17.561	17
LVIP SSGA International Managed Volatility Fund - Standard Class
2016	10.191	10.147	6
2017	10.147	12.483	3
LVIP SSGA S&P 500 Index Fund - Standard Class
2012	9.836	10.727	3
2013	10.727	14.019	5,355
2014	14.019	15.743	4923
2015	15.743	15.769	4572
2016	15.769	17.447	4300
2017	17.447	21.000	4009
LVIP SSGA Small-Cap Index Fund - Standard Class
2012	10.174	10.922	1*
2013	10.922	14.912	1,238
2014	14.912	15.454	1144
2015	15.454	14.578	1051
2016	14.578	17.418	996
2017	17.418	19.695	946

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
2008	15.089	8.548	650
2009	8.548	12.385	633
2010	12.385	15.741	628
2011	15.741	14.981	626
2012	14.981	17.250	582
2013	17.250	23.021	544
2014	23.021	25.433	510
2015	25.433	25.709	483
2016	25.709	27.377	450
2017	27.377	33.811	420
Neuberger Berman AMT Large Cap Value Portfolio - I Class
2008	20.116	9.481	304
2009	9.481	14.651	285
2010	14.651	16.777	268
2011	16.777	14.724	253
2012	14.724	16.997	245
2013	16.997	22.067	236
2014	22.067	24.000	219
2015	24.000	20.956	205
2016	20.956	26.426	215
2017	26.426	29.658	206
Neuberger Berman AMT Mid Cap Growth(1)
2008	9.071	5.086	501
2009	5.086	6.627	535
2010	6.627	8.470	585
2011	8.470	8.425	561
2012	8.425	9.377	534
2013	9.377	10.732	504
T. Rowe Price International Stock Portfolio
2008	21.168	10.750	420
2009	10.750	16.219	400
2010	16.219	18.379	406
2011	18.379	15.861	405
2012	15.861	18.598	397
2013	18.598	21.001	361
2014	21.001	20.534	345
2015	20.534	20.147	328
2016	20.147	20.371	293
2017	20.371	25.791	268
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3)	Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Core Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.
(4)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(5)	On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(6)	Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Wealth Builder Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(7)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L
of Lincoln Life & Annuity Company of New York
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the “Contracts”), dated May 1, 2018. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.

This SAI is not a prospectus.
The date of this SAI is May 1, 2018.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life & Annuity Variable Annuity Account L comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to . We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $3,046,503, $2,803,538 and $2,880,759 to LFN and Selling Firms in 2015, 2016 and 2017, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
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•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate annuity unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at an arbitrary dollar amount. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The change in the Accumulation Unit value of the Subaccount from one Valuation Period to the next, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Proof of Age, Sex and Survival
We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
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Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN
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CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at any time before the annuity commencement date by completing an election form available from us. You may not allocate any other Contract Value to the DCA fixed account. Once elected, the program will remain in effect until the earlier of:
•	the annuity commencement date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Systematic Transfer—The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.
Account Sweep—The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.
Portfolio Rebalancing—Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may
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be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.
Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 financial statements of Lincoln New York appear on the following pages.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2017 and 2016, the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1996.

Philadelphia, Pennsylvania

April 2, 2018

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $7,165; 2016 – $7,163)	$7,813	$7,561
Equity securities (cost: 2017 – $3; 2016 – $0)	2	-
Mortgage loans on real estate	764	670
Policy loans	282	303
Total investments	8,861	8,534
Cash and invested cash	65	161
Deferred acquisition costs and value of business acquired	559	611
Premiums and fees receivable	6	6
Accrued investment income	106	105
Reinsurance recoverables	420	439
Reinsurance related embedded derivatives	14	12
Goodwill	26	60
Other assets	1,620	1,635
Separate account assets	6,357	5,294
Total assets	$18,034	$16,857

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,525	$1,507
Other contract holder funds	5,585	5,596
Funds withheld reinsurance liabilities	1,464	1,467
Income taxes payable	316	474
Other liabilities	69	101
Separate account liabilities	6,357	5,294
Total liabilities	15,316	14,439

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,459	1,298
Accumulated other comprehensive income (loss)	318	179
Total stockholder’s equity	2,718	2,418
Total liabilities and stockholder’s equity	$18,034	$16,857

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$156	$152	$168
Fee income	338	334	322
Net investment income	416	423	422
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(1)	(26)	(15)
Portion of loss recognized in other comprehensive income	-	7	6
Net other-than-temporary impairment losses on securities recognized in earnings	(1)	(19)	(9)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(15)	(22)	(15)
Total realized gain (loss)	(16)	(41)	(24)
Other revenues	1	-	-
Total revenues	895	868	888
Expenses
Interest credited	202	201	203
Benefits	334	294	357
Commissions and other expenses	194	147	204
Impairment of intangibles	34	-	-
Total expenses	764	642	764
Income (loss) before taxes	131	226	124
Federal income tax expense (benefit)	(150)	70	36
Net income (loss)	281	156	88
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	139	86	(174)
Total other comprehensive income (loss), net of tax	139	86	(174)
Comprehensive income (loss)	$420	$242	$(86)

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,298	1,142	1,054
Net income (loss)	281	156	88
Common stock dividends declared	(120)	-	-
Balance as of end-of-year	1,459	1,298	1,142
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	179	93	267
Other comprehensive income (loss), net of tax	139	86	(174)
Balance as of end-of-year	318	179	93
Total stockholder’s equity as of end-of-year	$2,718	$2,418	$2,176

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$281	$156	$88
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	18	(31)	26
Change in premiums and fees receivable	-	1	2
Change in accrued investment income	(1)	4	(5)
Change in future contract benefits and other contract holder funds	(246)	(235)	(60)
Change in reinsurance related assets and liabilities	59	53	(64)
Change in federal income tax accruals	(211)	91	(29)
Realized (gain) loss	16	41	24
Impairment of intangibles	34	-	-
Other	(13)	(1)	76
Net cash provided by (used in) operating activities	(63)	79	58

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(770)	(761)	(649)
Sales of available-for-sale securities	113	218	72
Maturities of available-for-sale securities	654	541	331
Issuance of mortgage loans on real estate	(136)	(119)	(64)
Repayment and maturities of mortgage loans on real estate	42	28	37
Issuance and repayment of policy loans, net	21	47	11
Net cash provided by (used in) investing activities	(76)	(46)	(262)

Cash Flows from Financing Activities
Deposits of fixed account values, including the fixed portion of variable	601	634	685
Withdrawals of fixed account values, including the fixed portion of variable	(335)	(401)	(357)
Transfers to and from separate accounts, net	(101)	(118)	(171)
Common stock issued for benefit plans	(2)	(2)	(2)
Dividends paid	(120)	-	-
Net cash provided by (used in) financing activities	43	113	155

Net increase (decrease) in cash and invested cash	(96)	146	(49)
Cash and invested cash as of beginning-of-year	161	15	64
Cash and invested cash as of end-of-year	$65	$161	$15

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 18 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised approximately 3% of the face amount of business in force, and dividend expenses were $21 million, $21 million and $24 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other than temporary impairments of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of less than $1 million in federal income tax expense (benefit) in our Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $34 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 8.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $2 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings.  The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our financial condition.

ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Statements of Cash Flows upon the adoption date as applicable.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our financial condition or results of operations.
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our financial condition or results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $60 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,310	$591	$36	$-	$6,865
ABS	93	1	3	(4)	95
U.S. government bonds	20	3	-	-	23
Foreign government bonds	33	4	-	-	37
RMBS	274	14	3	(3)	288
CMBS	17	1	-	-	18
CLOs	24	-	-	-	24
State and municipal bonds	349	63	1	-	411
Hybrid and redeemable preferred securities	45	8	1	-	52
Total fixed maturity AFS securities	7,165	685	44	(7)	7,813
Equity securities	3	-	1	-	2
Total AFS securities	$7,168	$685	$45	$(7)	$7,815

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$6,304	$430	$103	$-	$6,631
ABS	111	2	3	(1)	111
U.S. government bonds	26	3	-	-	29
Foreign government bonds	35	4	-	-	39
RMBS	284	19	4	(1)	300
CMBS	21	1	-	-	22
CLOs	21	-	-	-	21
State and municipal bonds	315	48	2	-	361
Hybrid and redeemable preferred securities	46	5	4	-	47
Total fixed maturity AFS securities	$7,163	$512	$116	$(2)	$7,561

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$265	$268
Due after one year through five years	1,348	1,395
Due after five years through ten years	973	1,035
Due after ten years	4,171	4,690
Subtotal	6,757	7,388
Structured securities (ABS, MBS, CLOs)	408	425
Total fixed maturity AFS securities	$7,165	$7,813

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$269	$3	$461	$33	$730	$36
ABS	9	1	25	5	34	6
RMBS	14	-	45	3	59	3
State and municipal bonds	1	-	11	1	12	1
Hybrid and redeemable
preferred securities	4	-	13	1	17	1
Total fixed maturity AFS securities	297	4	555	43	852	47
Equity securities	2	1	-	-	2	1
Total AFS securities	$299	$5	$555	$43	$854	$48

Total number of AFS securities in an unrealized loss position						179

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,296	$56	$266	$47	$1,562	$103
ABS	7	-	56	7	63	7
RMBS	56	4	12	-	68	4
State and municipal bonds	28	2	3	-	31	2
Hybrid and redeemable
preferred securities	4	-	12	4	16	4
Total fixed maturity AFS securities	$1,391	$62	$349	$58	$1,740	$120

Total number of AFS securities in an unrealized loss position						350

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$4	$-	4
Nine months or greater, but less than twelve months	1	1	-	1
Twelve months or greater	46	14	2	10
Total	$58	$19	$2	15

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$24	$8	$-	4
Twelve months or greater	78	31	3	17
Total	$102	$39	$3	21

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $72 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$47	$42	$43
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	1	18	4
Credit losses on securities for which an OTTI
was previously recognized	-	2	2
Decreases attributable to:
Securities sold, paid down or matured	(9)	(15)	(7)
Balance as of end-of-year	$39	$47	$42

During 2017, 2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and California, which accounted for 64% and 11%, respectively, as of December 31, 2017 and 68% and 9% as of December 31, 2016, respectively.

There were no past due or impaired mortgage loans on real estate as of December 31, 2017 and 2016.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$728	95.3%	2.78	$640	95.5%	2.69
65% to 74%	36	4.7%	1.54	30	4.5%	1.51
Total mortgage loans on real estate	$764	100.0%		$670	100.0%

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$358	$371	$375
Mortgage loans on real estate	30	26	26
Policy loans	18	19	21
Invested cash	1	-	-
Commercial mortgage loan prepayment and bond make-whole premiums	11	11	5
Consent fees	1	-	-
Investment income	419	427	427
Investment expense	(3)	(4)	(5)
Net investment income	$416	$423	$422

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities:
Gross gains	$-	$4	$2
Gross losses	(2)	(32)	(16)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(1)	(1)	-
Total realized gain (loss) related to certain investments, pre-tax	$(3)	$(29)	$(14)

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(1)	$(18)	$(8)
ABS	-	(1)	(2)
RMBS	-	(1)	(1)
Gross OTTI recognized in net income (loss)	(1)	(20)	(11)
Associated amortization of DAC, VOBA, DSI and DFEL	-	1	2
Net OTTI recognized in net income (loss), pre-tax	$(1)	$(19)	$(9)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$10	$7
Change in DAC, VOBA, DSI and DFEL	-	(3)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$-	$7	$6

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2017, our investment commitments were $27 million, all of which related to mortgage loans.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $124 million and $161 million, respectively, or 1% and 2%, respectively, of our invested assets portfolio, and our investments in securities issued by Ecolab Inc. and the Federal National Mortgage Association with fair values of $47 million and $91 million, respectively, or approximately 1% of our invested assets portfolio.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $1.3 billion and $1.2 billion, respectively, or 14% of our invested assets portfolio, and our investments in the utilities industry with a fair value of $1.2 billion and $1.1 billion, or 13% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair value of $15 million and $13 million as of December 31, 2017 and 2016, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 17 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.    While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts	$50	$-	$-	$-	$-	$-
Non-Qualifying Hedges
Embedded derivatives:
GLB direct (1) (2)	-	21	-	-	-	38
GLB ceded (1) (2)	-	-	21	-	38	-
Reinsurance related (3)	-	14	-	-	12	-
Indexed annuity and IUL contracts (4)	-	-	2	-	-	1
Total embedded derivative instruments	$50	$35	$23	$-	$50	$39

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$-	$50	$-	$-	$-	$50
Total derivative instruments
with notional amounts	$-	$50	$-	$-	$-	$50

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2020.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$-	$-	$-
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	1	-	-
Balance as of end-of-year	$1	$-	$-

The gains (losses) on embedded derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Indexed annuity and IUL contracts (1)	-	1	-
Total embedded derivative instruments	$-	$1	$-

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

As of December 31, 2017, less than $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  Our ISDA agreements are supported by credit support annexes requiring the parties to collateralize outstanding exposures.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero.

Balance Sheet Offsetting

As of December 31, 2017, and December 31, 2016, the offset on our Balance Sheets associated with our derivative instruments was less than $1 million.  There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$72	$(49)	$31
Deferred	(222)	119	5
Federal income tax expense (benefit)	$(150)	$70	$36

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$46	$79	$43
Effect of:
Tax-preferred investment income	(8)	(8)	(6)
Tax credits	(1)	(1)	(1)
Goodwill impairment	12	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(197)	-	-
Other items	(2)	-	-
Federal income tax expense (benefit)	$(150)	$70	$36
Effective tax rate	-115%	31%	29%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $8 million, $8 million and $6 million for the years ended December 31, 2017, 2016 and 2015.  The benefit for tax credits in 2017, 2016 and 2015 is attributable to foreign tax credits.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $197  million in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.  We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$(3)	$8
Deferred	(313)	(474)
Total federal income tax asset (liability)	$(316)	$(466)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Investment activity	$2	$-
Other	1	1
Total deferred tax assets	$3	$1
Deferred Tax Liabilities
DAC	$54	$101
VOBA	39	79
Net unrealized gain on AFS securities	136	139
Investment activity	-	5
Future contract benefits and other contract holder funds	78	141
Other	9	10
Total deferred tax liabilities	$316	$475
Net deferred tax asset (liability)	$(313)	$(474)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2017 and 2016, we did not have any material unrecognized tax benefits, therefore, did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2017, 2016 and 2015, we do not recognize any interest and penalty expense related to uncertain tax positions. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$386	$439	$377
Deferrals	53	54	67
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(46)	(54)	(47)
Unlocking	4	(15)	(16)
Adjustment related to realized (gains) losses	(3)	-	(2)
Adjustment related to unrealized (gains) losses	(22)	(38)	60
Balance as of end-of-year	$372	$386	$439

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$225	$137	$89
Deferrals	-	-	-
Amortization:
Amortization, excluding unlocking	(34)	(33)	(29)
Unlocking	4	72	(9)
Accretion of interest (1)	13	10	10
Adjustment related to unrealized (gains) losses	(21)	39	76
Balance as of end-of-year	$187	$225	$137

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$23
2019	22
2020	21
2021	20
2022	18

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$9	$10	$10
Deferrals	1	-	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	-	-	1
Balance as of end-of-year	$8	$9	$10

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$131	$125	$85
Deferrals	23	23	24
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(11)	(20)	(15)
Unlocking	(1)	(1)	(8)
Adjustment related to realized (gains) losses	(1)	2	-
Adjustment related to unrealized (gains) losses	(12)	2	39
Balance as of end-of-year	$129	$131	$125

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$673	$660	$658
Reinsurance ceded	(179)	(174)	(168)
Total insurance premiums and fee income	$494	$486	$490

Direct insurance benefits	$525	$494	$564
Reinsurance recoveries netted against benefits	(191)	(200)	(207)
Total benefits	$334	$294	$357

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 20, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017,  the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 30% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 41% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $420 million and $439 million as of December 31, 2017 and 2016, respectively.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	(34)	-
Total goodwill	$162	$(102)	$(34)	$26

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $34 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$3	$7	$3

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2017.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$4,521	$4,026
Net amount at risk (2)	2	42
Average attained age of contract holders	62 years	61 years

Minimum Return
Average attained age of contract holders	87 years	86 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,312	$1,219
Net amount at risk (2)	4	30
Average attained age of contract holders	68 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$3	$3	$2
Changes in reserves	-	1	2
Benefits paid	-	(1)	(1)
Balance as of end-of-year	$3	$3	$3

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$2,235	$1,907
International equity	817	681
Fixed income	1,833	1,747
Total	$4,885	$4,335

Percent of total variable annuity
separate account values	91%	92%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 31% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Helen Hanks v. The Lincoln Life and Annuity Company of New York and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

Commitments

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2017, approximately 91% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(5) million and $(6) million as of December 31, 2017 and 2016, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$173	$93	$262
Unrealized holding gains (losses) arising during the year	242	95	(456)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(44)	1	173
Income tax benefit (expense)	(63)	(35)	105
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(2)	(28)	(14)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(2)	-
Income tax benefit (expense)	1	11	5
Balance as of end-of-year	$310	$173	$93
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$5	$(1)	$4
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(10)	(7)
Change in DAC, VOBA, DSI and DFEL	-	3	1
Income tax benefit (expense)	-	2	(3)
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	5	12	8
Change in DAC, VOBA, DSI and DFEL	(1)	1	(2)
Income tax benefit (expense)	(2)	(2)	(2)
Balance as of end-of-year	$7	$5	$(1)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(2)	$(28)	$(14)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(1)	(2)	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(3)	(30)	(14)	operations before taxes
Income tax benefit (expense)	1	11	5	Federal income tax expense (benefit)
Reclassification, net of income tax	$(2)	$(19)	$(9)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$1	$1	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	1	1	operations before taxes
Income tax benefit (expense)	-	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$1	$1	Net income (loss)

12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(3)	$(29)	$(14)
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	(11)	(10)	(9)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	(1)
Total realized gain (loss)	$(16)	$(41)	$(24)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$77	$77	$91
General and administrative expenses	80	82	73
Expenses associated with reserve financing and unrelated letters of credit	10	5	-
DAC and VOBA deferrals and interest, net of amortization	6	(34)	24
Taxes, licenses and fees	21	17	16
Total	$194	$147	$204

14.  Retirement and Deferred Compensation Plans

We participate in the following retirement and deferred compensation plans:

•	Defined benefit pension plans for certain employees and agents;
•	Other postretirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

These plans are sponsored by LNC and LNL.  Our expense for these plans was not material for the years ended December 31, 2017, 2016 and 2015.

15.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive plans was not material for the years ended December 31, 2017, 2016, and 2015.

16.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2017	2016
U.S. capital and surplus	$1,187	$1,207

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$238	$395	$(50)
U.S. net income (loss)	237	379	(55)

Comparison of 2017 to 2016

Statutory net income (loss) decreased due primarily to increased reserve strain on certain annuity products and increased taxes incurred related to reinsurance transactions, partially offset by increased ceded commission allowances and higher fees on separate accounts.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effect on statutory surplus compared to NAIC statutory surplus from the use of this prescribed practice (in millions) was as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts the Company.  Although the Company discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was approximately ten times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of $118 million in 2018 without New York Department of Insurance approval.

17.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$7,813	$7,813	$7,561	$7,561
Equity securities	2	2	-	-
Mortgage loans on real estate	764	773	670	666
Cash and invested cash	65	65	161	161
Reinsurance related embedded derivatives	14	14	12	12
Other assets:
GLB direct embedded derivatives	21	21	-	-
GLB ceded embedded derivatives (1)	-	-	38	38
Separate account assets	6,357	6,357	5,294	5,294

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2)	(2)	(1)	(1)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(34)	(34)	(39)	(39)
Account values of certain investment contracts	(1,281)	(1,499)	(1,273)	(1,474)
Other liabilities:
GLB direct embedded derivatives	-	-	(38)	(38)
GLB ceded embedded derivatives (1)	(21)	(21)	-	-

(1)	GLB reserves embedded derivatives are fully ceded to LNL.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods. The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,776	$89	$6,865
ABS	-	94	1	95
U.S. government bonds	23	-	-	23
Foreign government bonds	-	35	2	37
RMBS	-	283	5	288
CMBS	-	18	-	18
CLOs	-	19	5	24
State and municipal bonds	-	411	-	411
Hybrid and redeemable preferred securities	-	50	2	52
Equity AFS securities	2	-	-	2
Cash and invested cash	-	65	-	65
Reinsurance related embedded derivatives	-	14	-	14
Other assets – GLB direct embedded derivatives	-	-	21	21
Separate account assets	49	6,308	-	6,357
Total assets	$74	$14,073	$125	$14,272

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB ceded embedded derivatives	-	-	(21)	(21)
Total liabilities	$-	$-	$(23)	$(23)

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,559	$72	$6,631
ABS	-	110	1	111
U.S. government bonds	28	1	-	29
Foreign government bonds	-	37	2	39
RMBS	-	300	-	300
CMBS	-	22	-	22
CLOs	-	21	-	21
State and municipal bonds	-	361	-	361
Hybrid and redeemable preferred securities	-	45	2	47
Cash and invested cash	-	161	-	161
Reinsurance related embedded derivatives	-	12	-	12
Other assets – GLB ceded embedded derivatives	-	-	38	38
Separate account assets	51	5,243	-	5,294
Total assets	$79	$12,872	$115	$13,066

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1)	$(1)
Other liabilities – GLB direct embedded derivatives	-	-	(38)	(38)
Total liabilities	$-	$-	$(39)	$(39)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$72	$3	$7	$(8)	$15	$89
ABS	1	-	-	-	-	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(2)	5
CLOs	-	-	-	7	(2)	5
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets: (3)
GLB direct embedded derivatives	-	21	-	-	-	21
GLB ceded embedded derivatives	38	(38)	-	-	-	-
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1)	(1)	-	-	-	(2)
Other liabilities: (3)
GLB direct embedded derivatives	(38)	38				-
GLB ceded embedded derivatives	-	(21)	-	-	-	(21)
Total, net	$76	$2	$7	$6	$11	$102

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$62	$5	$2	$3	$-	$72
ABS	-	-	-	-	1	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(7)	-
CMBS	1	-	-	(1)	-	-
CLOs	11	-	-	10	(21)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets - GLB ceded
embedded derivatives (3)	71	(33)	-	-	-	38
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	1	-	-	-	(1)
Other liabilities – GLB direct
embedded derivatives (3)	(71)	33	-	-	-	(38)
Total, net	$76	$6	$2	$19	$(27)	$76

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$66	$4	$(8)	$(12)	$12	$62
Foreign government bonds	2	-	-	-	-	2
CMBS	1	1	1	(1)	(1)	1
CLOs	11	-	-	5	(5)	11
Hybrid and redeemable
preferred securities	-	-	1	-	1	2
Other assets - GLB ceded
embedded derivatives (3)	34	37	-	-	-	71
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(34)	(37)	-	-	-	(71)
Total, net	$78	$5	$(6)	$(8)	$7	$76

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$(5)	$-	$(1)	$(3)	$(8)
RMBS	7	-	-	-	-	7
CLOs	7	-	-	-	-	7
Total, net	$15	$(5)	$-	$(1)	$(3)	$6

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$13	$-	$-	$(1)	$(9)	$3
RMBS	7	-	-	-	-	7
CMBS	-	(1)	-	-	-	(1)
CLOs	10	-	-	-	-	10
Total, net	$30	$(1)	$-	$(1)	$(9)	$19

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(4)	$(7)	$(1)	$-	$(12)
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Total, net	$5	$(4)	$(7)	$(2)	$-	$(8)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Embedded derivatives:
Other assets – GLB direct and ceded	$86	$54	$16
Other liabilities – GLB direct and ceded	(86)	(54)	(16)
Total, net (1)	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$15	$-	$15
RMBS	-	(2)	(2)
CLOs	3	(5)	(2)
Total, net	$18	$(7)	$11

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(16)	$-
ABS	1	-	1
RMBS	-	(7)	(7)
CLOs	-	(21)	(21)
Total, net	$17	$(44)	$(27)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$12	$-	$12
CMBS	-	(1)	(1)
CLOs	-	(5)	(5)
Hybrid and redeemable preferred securities	1	-	1
Total, net	$13	$(6)	$7

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended  December 31, 2017,  2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017, 2016 and 2015, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$80	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	21.0%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	2.3%	-	2.3%
Other assets – GLB direct
embedded derivatives	21	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(21)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives –  Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

18.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act. 46

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$170	$164	$161
Retirement Plan Services	67	66	63
Life Insurance	572	597	602
Group Protection	81	80	94
Other Operations	30	10	1
Excluded realized gain (loss), pre-tax	(25)	(49)	(33)
Total revenues	$895	$868	$888

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$54	$47	$46
Retirement Plan Services	2	3	3
Life Insurance	57	131	60
Group Protection	2	2	(1)
Other Operations	20	5	1
Excluded realized gain (loss), after-tax	(17)	(32)	(21)
Net impact from the Tax Cuts and Jobs Act	197	-	-
Impairment of intangibles, after-tax	(34)	-	-
Net income (loss)	$281	$156	$88

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$41	$49	$51
Retirement Plan Services	58	59	56
Life Insurance	279	295	305
Group Protection	8	10	9
Other Operations	30	10	1
Total net investment income	$416	$423	$422

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$19	$17	$14
Retirement Plan Services	1	1	-
Life Insurance	36	(3)	73
Group Protection	3	5	4
Total amortization of DAC and VOBA, net of interest	$59	$20	$91

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$14	$12	$16
Retirement Plan Services	-	1	1
Life Insurance	30	70	31
Group Protection	1	1	(1)
Other Operations	11	3	-
Excluded realized gain (loss)	(9)	(17)	(11)
Net impact from the Tax Cuts and Jobs Act	(197)	-	-
Total federal income tax expense (benefit)	$(150)	$70	$36

	As of December 31,
	2017	2016
Assets
Annuities	$6,138	$5,647
Retirement Plan Services	2,305	1,976
Life Insurance	8,626	8,290
Group Protection	157	167
Other Operations	808	777
Total assets	$18,034	$16,857

19.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Income taxes paid (received)	$61	$(21)	$65

20.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Service agreement receivable	$15	$2	Other assets
Ceded reinsurance contracts	57	52	Reinsurance recoverables
Ceded reinsurance contracts	14	12	Reinsurance related embedded derivatives
Ceded reinsurance contracts	9	47	Other assets

Liabilities with affiliates:
Service agreement payable	-	5	Other liabilities
Ceded reinsurance contracts	24	3	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(5)	$(6)	$(6)	Insurance premiums
reinsurance contracts
Fees for management of general account	(3)	(4)	(5)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(59)	(33)	37	Realized gain (loss)
Other gains (losses)	46	21	(48)	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded)	(4)	(10)	(9)	Benefits
reinsurance contracts
Service agreement payments	77	80	68	Commissions and
				other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and Lincoln National Reinsurance Company (Barbados) Ltd., a wholly-owned subsidiary of LNC.  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

21.  Subsequent Events

Management evaluated subsequent events for the Company through April 2, 2018, the date the financial statements were available to be issued.  On March 21, 2018, LLANY paid a cash dividend in the amount of $118 million to LNL.  Management identified no other items or events required for disclosure.

Lincoln Life & Annuity Variable Annuity Account L

Lincoln Life & Annuity Variable Annuity Account L

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$2,209,064	$702	$2,209,766	$—	$182	$2,209,584
AB VPS Growth Portfolio - Class B	1,993,914	384	1,994,298	—	165	1,994,133
American Century VP Balanced Fund - Class I	10,213,915	2,377	10,216,292	—	843	10,215,449
American Funds Global Growth Fund - Class 2	4,264,703	917	4,265,620	—	351	4,265,269
American Funds Growth Fund - Class 2	24,759,589	3,819	24,763,408	—	2,047	24,761,361
American Funds Growth-Income Fund - Class 2	8,791,275	1,325	8,792,600	—	726	8,791,874
American Funds International Fund - Class 2	6,910,679	2,098	6,912,777	—	567	6,912,210
BlackRock Global Allocation V.I. Fund - Class I	737,539	860	738,399	—	61	738,338
Delaware VIP® Diversified Income Series - Standard Class	2,134,785	717	2,135,502	—	175	2,135,327
Delaware VIP® High Yield Series - Standard Class	1,834,341	515	1,834,856	—	151	1,834,705
Delaware VIP® REIT Series - Service Class	8,254,052	1,478	8,255,530	—	679	8,254,851
Delaware VIP® Small Cap Value Series - Service Class	5,890,866	1,410	5,892,276	—	488	5,891,788
Delaware VIP® Smid Cap Core Series - Service Class	3,039,080	550	3,039,630	—	251	3,039,379
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	95,109	64	95,173	—	8	95,165
Fidelity® VIP Asset Manager Portfolio - Initial Class	19,889,762	880	19,890,642	—	1,636	19,889,006
Fidelity® VIP Contrafund® Portfolio - Service Class 2	15,485,161	2,554	15,487,715	—	1,279	15,486,436
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	60	—	60	—	—	60
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	30	—	30	—	—	30
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	60	—	60	—	—	60
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	2,220	—	2,220	—	—	2,220
Fidelity® VIP Government Money Market Portfolio - Initial Class	24,557	237	24,794	—	—	24,794
Fidelity® VIP Growth Portfolio - Initial Class	58,654,735	—	58,654,735	28,738	4,847	58,621,150
Janus Henderson Global Research Portfolio - Institutional Shares	8,242,637	999	8,243,636	—	679	8,242,957
LVIP Baron Growth Opportunities Fund - Service Class	16,443,393	1,915	16,445,308	—	1,359	16,443,949
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	628,252	604	628,856	—	52	628,804
LVIP BlackRock Scientific Allocation Fund - Standard Class	68,650	76	68,726	—	6	68,720
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,856,467	349	1,856,816	—	153	1,856,663
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	38,649	45	38,694	—	3	38,691
LVIP Clarion Global Real Estate Fund - Standard Class	240,605	66	240,671	—	20	240,651
LVIP Delaware Bond Fund - Standard Class	2,510,706	500	2,511,206	—	206	2,511,000
LVIP Delaware Diversified Floating Rate Fund - Service Class	23,411	20	23,431	—	2	23,429
LVIP Delaware Social Awareness Fund - Standard Class	5,589,532	—	5,589,532	392	462	5,588,678

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account L

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Delaware Wealth Builder Fund - Standard Class	$408,335	$753	$409,088	$—	$34	$409,054
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,154,566	352	4,154,918	—	343	4,154,575
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	58,993	15	59,008	—	5	59,003
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	729,106	275	729,381	—	60	729,321
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,516,544	—	2,516,544	411	207	2,515,926
LVIP Global Income Fund - Standard Class	190,880	—	190,880	58	16	190,806
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,802,498	—	1,802,498	4	148	1,802,346
LVIP JPMorgan Retirement Income Fund - Standard Class	739,580	241	739,821	—	61	739,760
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	71,727	110	71,837	—	6	71,831
LVIP Managed Risk Profile 2010 Fund - Standard Class	131,524	31	131,555	—	11	131,544
LVIP Managed Risk Profile 2020 Fund - Standard Class	1,841,386	1,708	1,843,094	—	152	1,842,942
LVIP Managed Risk Profile 2030 Fund - Standard Class	1,398,965	1,385	1,400,350	—	115	1,400,235
LVIP Managed Risk Profile 2040 Fund - Standard Class	1,975,651	—	1,975,651	39	163	1,975,449
LVIP Managed Risk Profile 2050 Fund - Standard Class	706,247	—	706,247	2,050	58	704,139
LVIP Mondrian International Value Fund - Standard Class	2,431,433	719	2,432,152	—	200	2,431,952
LVIP SSGA Bond Index Fund - Standard Class	726,340	169	726,509	—	60	726,449
LVIP SSGA Emerging Markets 100 Fund - Standard Class	740,143	464	740,607	—	61	740,546
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,141,425	—	1,141,425	10	94	1,141,321
LVIP SSGA International Index Fund - Standard Class	304,563	56	304,619	—	25	304,594
LVIP SSGA International Managed Volatility Fund - Standard Class	37,909	42	37,951	—	3	37,948
LVIP SSGA S&P 500 Index Fund - Standard Class	84,186,106	4,427	84,190,533	—	6,955	84,183,578
LVIP SSGA Small-Cap Index Fund - Standard Class	18,644,610	—	18,644,610	10,378	1,546	18,632,686
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	14,230,190	—	14,230,190	18,638	1,176	14,210,376
Neuberger Berman AMT Large Cap Value Portfolio - I Class	6,113,196	1,314	6,114,510	—	504	6,114,006
T. Rowe Price International Stock Portfolio	6,909,137	1,553	6,910,690	—	568	6,910,122

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account L

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$5,170	$(18,599)	$(13,429)	$82,526
AB VPS Growth Portfolio - Class B	—	(17,971)	(17,971)	59,695
American Century VP Balanced Fund - Class I	149,998	(96,583)	53,415	31,810
American Funds Global Growth Fund - Class 2	26,616	(39,357)	(12,741)	120,083
American Funds Growth Fund - Class 2	115,885	(233,030)	(117,145)	540,147
American Funds Growth-Income Fund - Class 2	114,229	(81,462)	32,767	152,957
American Funds International Fund - Class 2	82,420	(63,868)	18,552	54,432
BlackRock Global Allocation V.I. Fund - Class I	9,481	(7,297)	2,184	5,081
Delaware VIP® Diversified Income Series - Standard Class	55,891	(21,212)	34,679	(4,260)
Delaware VIP® High Yield Series - Standard Class	102,473	(18,471)	84,002	(23,780)
Delaware VIP® REIT Series - Service Class	113,855	(85,333)	28,522	132,219
Delaware VIP® Small Cap Value Series - Service Class	37,390	(57,595)	(20,205)	154,416
Delaware VIP® Smid Cap Core Series - Service Class	2,416	(28,324)	(25,908)	30,837
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	1,975	(880)	1,095	(24)
Fidelity® VIP Asset Manager Portfolio - Initial Class	362,292	(193,428)	168,864	(48,749)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	113,821	(143,884)	(30,063)	424,484
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	1	—	1	—
Fidelity® VIP Government Money Market Portfolio - Initial Class	228	—	228	—
Fidelity® VIP Growth Portfolio - Initial Class	117,185	(540,248)	(423,063)	1,919,839
Janus Henderson Global Research Portfolio - Institutional Shares	62,637	(76,603)	(13,966)	197,588
LVIP Baron Growth Opportunities Fund - Service Class	—	(152,277)	(152,277)	514,683
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	11,250	(6,155)	5,095	(2,225)
LVIP BlackRock Scientific Allocation Fund - Standard Class	1,410	(605)	805	(147)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	11,226	(17,502)	(6,276)	118,179
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(181)	(181)	448
LVIP Clarion Global Real Estate Fund - Standard Class	11,418	(2,773)	8,645	5,494
LVIP Delaware Bond Fund - Standard Class	71,068	(24,455)	46,613	2,541
LVIP Delaware Diversified Floating Rate Fund - Service Class	189	(217)	(28)	(3)
LVIP Delaware Social Awareness Fund - Standard Class	68,746	(53,323)	15,423	88,580
LVIP Delaware Wealth Builder Fund - Standard Class	9,092	(3,561)	5,531	119
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	55,359	(38,853)	16,506	(29,252)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	681	(214)	467	10
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	16,294	(7,002)	9,292	7,090
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	55,807	(23,935)	31,872	49,272
LVIP Global Income Fund - Standard Class	—	(1,692)	(1,692)	(202)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	39,237	(18,974)	20,263	90,589
LVIP JPMorgan Retirement Income Fund - Standard Class	17,984	(7,046)	10,938	(1,183)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	795	(1,442)	(647)	11,676
LVIP Managed Risk Profile 2010 Fund - Standard Class	2,432	(1,266)	1,166	67
LVIP Managed Risk Profile 2020 Fund - Standard Class	34,908	(15,581)	19,327	7,185
LVIP Managed Risk Profile 2030 Fund - Standard Class	26,713	(13,391)	13,322	10,919
LVIP Managed Risk Profile 2040 Fund - Standard Class	38,255	(17,235)	21,020	2,565
LVIP Managed Risk Profile 2050 Fund - Standard Class	13,384	(5,231)	8,153	2,061
LVIP Mondrian International Value Fund - Standard Class	77,666	(24,088)	53,578	(38,962)
LVIP SSGA Bond Index Fund - Standard Class	17,597	(6,171)	11,426	(430)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	21,039	(8,887)	12,152	73,337
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	43,993	(10,613)	33,380	1,220
LVIP SSGA International Index Fund - Standard Class	7,487	(2,757)	4,730	1,054
LVIP SSGA International Managed Volatility Fund - Standard Class	796	(550)	246	5,201
LVIP SSGA S&P 500 Index Fund - Standard Class	1,488,204	(791,078)	697,126	2,204,471
LVIP SSGA Small-Cap Index Fund - Standard Class	177,899	(177,860)	39	344,486
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	26,700	(133,155)	(106,455)	460,895
Neuberger Berman AMT Large Cap Value Portfolio - I Class	33,858	(58,826)	(24,968)	843,990
T. Rowe Price International Stock Portfolio	71,922	(65,414)	6,508	186,403

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$—	$82,526	$469,261	$538,358
AB VPS Growth Portfolio - Class B	91,489	151,184	374,576	507,789
American Century VP Balanced Fund - Class I	369,869	401,679	704,380	1,159,474
American Funds Global Growth Fund - Class 2	111,454	231,537	794,091	1,012,887
American Funds Growth Fund - Class 2	2,197,997	2,738,144	2,873,716	5,494,715
American Funds Growth-Income Fund - Class 2	506,475	659,432	873,354	1,565,553
American Funds International Fund - Class 2	72,575	127,007	1,524,980	1,670,539
BlackRock Global Allocation V.I. Fund - Class I	7,285	12,366	73,655	88,205
Delaware VIP® Diversified Income Series - Standard Class	—	(4,260)	57,126	87,545
Delaware VIP® High Yield Series - Standard Class	—	(23,780)	54,836	115,058
Delaware VIP® REIT Series - Service Class	1,152,434	1,284,653	(1,299,601)	13,574
Delaware VIP® Small Cap Value Series - Service Class	199,225	353,641	253,028	586,464
Delaware VIP® Smid Cap Core Series - Service Class	189,632	220,469	258,971	453,532
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	—	(24)	4,339	5,410
Fidelity® VIP Asset Manager Portfolio - Initial Class	2,161,137	2,112,388	75,887	2,357,139
Fidelity® VIP Contrafund® Portfolio - Service Class 2	792,604	1,217,088	1,463,664	2,650,689
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	1	1	2	4
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	228
Fidelity® VIP Growth Portfolio - Initial Class	3,837,877	5,757,716	9,960,070	15,294,723
Janus Henderson Global Research Portfolio - Institutional Shares	—	197,588	1,546,542	1,730,164
LVIP Baron Growth Opportunities Fund - Service Class	617,246	1,131,929	2,489,490	3,469,142
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(2,225)	4,710	7,580
LVIP BlackRock Scientific Allocation Fund - Standard Class	3,144	2,997	3,669	7,471
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	41,877	160,056	232,833	386,613
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	448	3,659	3,926
LVIP Clarion Global Real Estate Fund - Standard Class	—	5,494	10,908	25,047
LVIP Delaware Bond Fund - Standard Class	—	2,541	30,729	79,883
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(3)	296	265
LVIP Delaware Social Awareness Fund - Standard Class	553,516	642,096	276,371	933,890
LVIP Delaware Wealth Builder Fund - Standard Class	18,694	18,813	12,566	36,910
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	58,805	29,553	653,043	699,102
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	10	2,853	3,330
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	4,830	11,920	41,550	62,762
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	49,272	244,234	325,378
LVIP Global Income Fund - Standard Class	876	674	7,327	6,309
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	781	91,370	122,289	233,922
LVIP JPMorgan Retirement Income Fund - Standard Class	24,400	23,217	32,188	66,343
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	11,676	6,048	17,077
LVIP Managed Risk Profile 2010 Fund - Standard Class	1,498	1,565	7,600	10,331
LVIP Managed Risk Profile 2020 Fund - Standard Class	58,293	65,478	76,410	161,215
LVIP Managed Risk Profile 2030 Fund - Standard Class	25,283	36,202	104,711	154,235
LVIP Managed Risk Profile 2040 Fund - Standard Class	34,847	37,412	156,524	214,956
LVIP Managed Risk Profile 2050 Fund - Standard Class	859	2,920	64,781	75,854
LVIP Mondrian International Value Fund - Standard Class	4,053	(34,909)	422,159	440,828
LVIP SSGA Bond Index Fund - Standard Class	—	(430)	1,055	12,051
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	73,337	98,959	184,448
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	1,220	100,841	135,441
LVIP SSGA International Index Fund - Standard Class	—	1,054	50,694	56,478
LVIP SSGA International Managed Volatility Fund - Standard Class	—	5,201	6,029	11,476
LVIP SSGA S&P 500 Index Fund - Standard Class	850,721	3,055,192	10,941,366	14,693,684
LVIP SSGA Small-Cap Index Fund - Standard Class	435,793	780,279	1,432,050	2,212,368
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	412,208	873,103	2,029,408	2,796,056
Neuberger Berman AMT Large Cap Value Portfolio - I Class	158,438	1,002,428	(294,874)	682,586
T. Rowe Price International Stock Portfolio	264,976	451,379	1,053,311	1,511,198

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS Growth Portfolio - Class B Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,872,288	$1,756,444	$9,816,538	$3,936,077	$20,652,966	$7,413,245	$5,809,561
Changes From Operations:
• Net investment income (loss)	(16,249)	(17,596)	55,050	(3,170)	(44,965)	35,291	20,706
• Net realized gain (loss) on investments	75,546	244,305	410,281	335,117	1,992,235	885,770	408,133
• Net change in unrealized appreciation or depreciation on investments	(106,259)	(226,557)	73,552	(352,933)	(327,817)	(194,771)	(299,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(46,962)	152	538,883	(20,986)	1,619,453	726,290	129,121
Changes From Unit Transactions:
• Contract purchases	101,036	99,527	268,884	202,489	832,214	389,466	323,410
• Contract withdrawals	(179,450)	(153,347)	(817,974)	(257,503)	(1,181,302)	(582,974)	(423,835)
• Contract transfers	(184,020)	(26,632)	(661,459)	(161,232)	(704,147)	(174,064)	(348,580)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(262,434)	(80,452)	(1,210,549)	(216,246)	(1,053,235)	(367,572)	(449,005)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(309,396)	(80,300)	(671,666)	(237,232)	566,218	358,718	(319,884)
NET ASSETS AT DECEMBER 31, 2016	1,562,892	1,676,144	9,144,872	3,698,845	21,219,184	7,771,963	5,489,677
Changes From Operations:
• Net investment income (loss)	(13,429)	(17,971)	53,415	(12,741)	(117,145)	32,767	18,552
• Net realized gain (loss) on investments	82,526	151,184	401,679	231,537	2,738,144	659,432	127,007
• Net change in unrealized appreciation or depreciation on investments	469,261	374,576	704,380	794,091	2,873,716	873,354	1,524,980
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	538,358	507,789	1,159,474	1,012,887	5,494,715	1,565,553	1,670,539
Changes From Unit Transactions:
• Contract purchases	88,503	107,647	455,836	183,819	756,534	378,560	302,572
• Contract withdrawals	(139,170)	(123,921)	(498,171)	(746,854)	(2,253,065)	(1,029,706)	(662,408)
• Contract transfers	159,001	(173,526)	(46,562)	116,572	(456,007)	105,504	111,830
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	108,334	(189,800)	(88,897)	(446,463)	(1,952,538)	(545,642)	(248,006)
TOTAL INCREASE (DECREASE) IN NET ASSETS	646,692	317,989	1,070,577	566,424	3,542,177	1,019,911	1,422,533
NET ASSETS AT DECEMBER 31, 2017	$2,209,584	$1,994,133	$10,215,449	$4,265,269	$24,761,361	$8,791,874	$6,912,210

See accompanying notes.

	BlackRock Global Allocation V.I. Fund - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$782,874	$2,087,286	$1,355,012	$9,491,829	$4,652,837	$2,734,254
Changes From Operations:
• Net investment income (loss)	1,836	51,348	90,641	5,110	(12,574)	(28,244)
• Net realized gain (loss) on investments	(11,466)	(5,827)	(29,734)	807,982	478,777	387,848
• Net change in unrealized appreciation or depreciation on investments	33,066	7,214	109,220	(411,794)	830,200	(164,602)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,436	52,735	170,127	401,298	1,296,403	195,002
Changes From Unit Transactions:
• Contract purchases	116,623	165,505	133,597	394,979	206,722	136,860
• Contract withdrawals	(113,964)	(52,850)	(39,449)	(650,080)	(426,213)	(80,100)
• Contract transfers	(72,306)	(121,679)	304,065	(599,393)	143,375	(114,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(69,647)	(9,024)	398,213	(854,494)	(76,116)	(57,856)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,211)	43,711	568,340	(453,196)	1,220,287	137,146
NET ASSETS AT DECEMBER 31, 2016	736,663	2,130,997	1,923,352	9,038,633	5,873,124	2,871,400
Changes From Operations:
• Net investment income (loss)	2,184	34,679	84,002	28,522	(20,205)	(25,908)
• Net realized gain (loss) on investments	12,366	(4,260)	(23,780)	1,284,653	353,641	220,469
• Net change in unrealized appreciation or depreciation on investments	73,655	57,126	54,836	(1,299,601)	253,028	258,971
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	88,205	87,545	115,058	13,574	586,464	453,532
Changes From Unit Transactions:
• Contract purchases	85,408	154,073	113,441	481,793	196,894	133,860
• Contract withdrawals	(80,460)	(148,833)	(180,378)	(446,956)	(391,268)	(113,166)
• Contract transfers	(91,478)	(88,455)	(136,768)	(832,193)	(373,426)	(306,247)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(86,530)	(83,215)	(203,705)	(797,356)	(567,800)	(285,553)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,675	4,330	(88,647)	(783,782)	18,664	167,979
NET ASSETS AT DECEMBER 31, 2017	$738,338	$2,135,327	$1,834,705	$8,254,851	$5,891,788	$3,039,379

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Deutsche Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$72,215	$20,106,869	$13,568,679	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	944	89,521	(49,109)	—	—	—	—
• Net realized gain (loss) on investments	(212)	789,903	1,273,057	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	2,384	(515,429)	(420,063)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,116	363,995	803,885	—	—	—	—
Changes From Unit Transactions:
• Contract purchases	8,748	449,394	697,896	—	—	—	—
• Contract withdrawals	(1,607)	(1,138,416)	(802,601)	—	—	—	—
• Contract transfers	(2,175)	(773,242)	(718,974)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,966	(1,462,264)	(823,679)	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,082	(1,098,269)	(19,794)	—	—	—	—
NET ASSETS AT DECEMBER 31, 2016	80,297	19,008,600	13,548,885	—	—	—	—
Changes From Operations:
• Net investment income (loss)	1,095	168,864	(30,063)	—	—	—	1
• Net realized gain (loss) on investments	(24)	2,112,388	1,217,088	—	—	—	1
• Net change in unrealized appreciation or depreciation on investments	4,339	75,887	1,463,664	—	—	—	2
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,410	2,357,139	2,650,689	—	—	—	4
Changes From Unit Transactions:
• Contract purchases	11,186	386,990	588,551	60	30	60	2,216
• Contract withdrawals	(2,174)	(1,313,013)	(932,088)	—	—	—	—
• Contract transfers	446	(550,710)	(369,601)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,458	(1,476,733)	(713,138)	60	30	60	2,216
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,868	880,406	1,937,551	60	30	60	2,220
NET ASSETS AT DECEMBER 31, 2017	$95,165	$19,889,006	$15,486,436	$60	$30	$60	$2,220

See accompanying notes.

	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$36,693	$50,815,558	$7,776,044	$14,459,679	$49,087	$305,969
Changes From Operations:
• Net investment income (loss)	106	(454,909)	6,175	(69,507)	1,953	1,947
• Net realized gain (loss) on investments	—	6,073,190	143,888	1,359,904	(10,552)	(5,240)
• Net change in unrealized appreciation or depreciation on investments	—	(5,856,234)	(89,373)	(687,975)	11,898	11,367
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106	(237,953)	60,690	602,422	3,299	8,074
Changes From Unit Transactions:
• Contract purchases	112,893	963,250	258,737	476,274	5,374	53,385
• Contract withdrawals	(33,618)	(3,513,796)	(745,508)	(767,547)	(429)	(623)
• Contract transfers	(80,402)	(1,299,041)	(383,841)	(982,983)	(57,331)	156,031
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,127)	(3,849,587)	(870,612)	(1,274,256)	(52,386)	208,793
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,021)	(4,087,540)	(809,922)	(671,834)	(49,087)	216,867
NET ASSETS AT DECEMBER 31, 2016	35,672	46,728,018	6,966,122	13,787,845	—	522,836
Changes From Operations:
• Net investment income (loss)	228	(423,063)	(13,966)	(152,277)	—	5,095
• Net realized gain (loss) on investments	—	5,757,716	197,588	1,131,929	—	(2,225)
• Net change in unrealized appreciation or depreciation on investments	—	9,960,070	1,546,542	2,489,490	—	4,710
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	228	15,294,723	1,730,164	3,469,142	—	7,580
Changes From Unit Transactions:
• Contract purchases	68,469	905,948	267,750	413,449	—	50,945
• Contract withdrawals	(33,338)	(3,410,759)	(482,407)	(1,007,491)	—	(29,843)
• Contract transfers	(46,237)	(896,780)	(238,672)	(218,996)	—	77,286
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,106)	(3,401,591)	(453,329)	(813,038)	—	98,388
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,878)	11,893,132	1,276,835	2,656,104	—	105,968
NET ASSETS AT DECEMBER 31, 2017	$24,794	$58,621,150	$8,242,957	$16,443,949	$—	$628,804

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP BlackRock Scientific Allocation Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$73,349	$1,638,363	$13,521	$251,375	$2,542,400	$30,098	$5,539,331
Changes From Operations:
• Net investment income (loss)	440	(8,264)	(138)	8,964	41,592	(307)	28,898
• Net realized gain (loss) on investments	1,180	29,309	(360)	38	39,636	(170)	735,893
• Net change in unrealized appreciation or depreciation on investments	259	(58,418)	955	(9,344)	(39,098)	785	(479,873)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,879	(37,373)	457	(342)	42,130	308	284,918
Changes From Unit Transactions:
• Contract purchases	14,191	95,430	19,732	22,378	175,863	2,680	129,762
• Contract withdrawals	(22,567)	(80,498)	(4,638)	(1,157)	(366,717)	(1,130)	(331,729)
• Contract transfers	(11,696)	13,082	(18,502)	23,099	(13,360)	(13,058)	(315,330)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,072)	28,014	(3,408)	44,320	(204,214)	(11,508)	(517,297)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,193)	(9,359)	(2,951)	43,978	(162,084)	(11,200)	(232,379)
NET ASSETS AT DECEMBER 31, 2016	55,156	1,629,004	10,570	295,353	2,380,316	18,898	5,306,952
Changes From Operations:
• Net investment income (loss)	805	(6,276)	(181)	8,645	46,613	(28)	15,423
• Net realized gain (loss) on investments	2,997	160,056	448	5,494	2,541	(3)	642,096
• Net change in unrealized appreciation or depreciation on investments	3,669	232,833	3,659	10,908	30,729	296	276,371
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,471	386,613	3,926	25,047	79,883	265	933,890
Changes From Unit Transactions:
• Contract purchases	11,860	100,247	8,900	15,588	192,722	2,830	82,756
• Contract withdrawals	(6,177)	(275,723)	(3,994)	(36,905)	(132,340)	(578)	(635,669)
• Contract transfers	410	16,522	19,289	(58,432)	(9,581)	2,014	(99,251)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,093	(158,954)	24,195	(79,749)	50,801	4,266	(652,164)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,564	227,659	28,121	(54,702)	130,684	4,531	281,726
NET ASSETS AT DECEMBER 31, 2017	$68,720	$1,856,663	$38,691	$240,651	$2,511,000	$23,429	$5,588,678
See accompanying notes.

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$242,791	$3,575,967	$7,657	$609,053	$2,311,359	$120,000
Changes From Operations:
• Net investment income (loss)	2,709	25,186	(15)	8,840	23,558	(1,378)
• Net realized gain (loss) on investments	25,628	1,301,704	(967)	13,056	9,954	595
• Net change in unrealized appreciation or depreciation on investments	(14,646)	(872,692)	1,015	2,608	53,539	(569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,691	454,198	33	24,504	87,051	(1,352)
Changes From Unit Transactions:
• Contract purchases	72,667	142,312	3,500	62,244	166,197	26,332
• Contract withdrawals	(2,875)	(220,763)	(433)	(15,995)	(52,953)	(1,936)
• Contract transfers	(4,880)	(250,782)	(7,786)	6,102	(73,630)	12,185
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	64,912	(329,233)	(4,719)	52,351	39,614	36,581
TOTAL INCREASE (DECREASE) IN NET ASSETS	78,603	124,965	(4,686)	76,855	126,665	35,229
NET ASSETS AT DECEMBER 31, 2016	321,394	3,700,932	2,971	685,908	2,438,024	155,229
Changes From Operations:
• Net investment income (loss)	5,531	16,506	467	9,292	31,872	(1,692)
• Net realized gain (loss) on investments	18,813	29,553	10	11,920	49,272	674
• Net change in unrealized appreciation or depreciation on investments	12,566	653,043	2,853	41,550	244,234	7,327
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,910	699,102	3,330	62,762	325,378	6,309
Changes From Unit Transactions:
• Contract purchases	65,567	128,925	3,784	60,397	128,861	25,701
• Contract withdrawals	(2,553)	(198,304)	(6)	(74,986)	(275,942)	(8,982)
• Contract transfers	(12,264)	(176,080)	48,924	(4,760)	(100,395)	12,549
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	50,750	(245,459)	52,702	(19,349)	(247,476)	29,268
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,660	453,643	56,032	43,413	77,902	35,577
NET ASSETS AT DECEMBER 31, 2017	$409,054	$4,154,575	$59,003	$729,321	$2,515,926	$190,806

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$2,009,855	$604,994	$67,846	$207,333	$1,325,467	$1,101,348	$1,243,438
Changes From Operations:
• Net investment income (loss)	17,347	10,884	(172)	725	13,321	12,588	14,338
• Net realized gain (loss) on investments	39,536	22,675	340	3,306	44,716	27,294	25,834
• Net change in unrealized appreciation or depreciation on investments	6,950	(11,029)	6,848	291	(11,419)	(6,111)	(1,698)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,833	22,530	7,016	4,322	46,618	33,771	38,474
Changes From Unit Transactions:
• Contract purchases	159,544	42,139	9,820	3,958	205,828	180,254	270,080
• Contract withdrawals	(167,629)	(11,661)	(521)	(1)	(87,358)	(85,579)	(26,732)
• Contract transfers	(34,998)	27,889	(1,626)	(95,838)	(179,809)	26,716	(50,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,083)	58,367	7,673	(91,881)	(61,339)	121,391	193,247
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,750	80,897	14,689	(87,559)	(14,721)	155,162	231,721
NET ASSETS AT DECEMBER 31, 2016	2,030,605	685,891	82,535	119,774	1,310,746	1,256,510	1,475,159
Changes From Operations:
• Net investment income (loss)	20,263	10,938	(647)	1,166	19,327	13,322	21,020
• Net realized gain (loss) on investments	91,370	23,217	11,676	1,565	65,478	36,202	37,412
• Net change in unrealized appreciation or depreciation on investments	122,289	32,188	6,048	7,600	76,410	104,711	156,524
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	233,922	66,343	17,077	10,331	161,215	154,235	214,956
Changes From Unit Transactions:
• Contract purchases	126,717	33,969	9,524	3,746	236,341	193,277	313,765
• Contract withdrawals	(354,827)	(25,054)	(27,407)	(150)	(113,460)	(92,685)	(34,850)
• Contract transfers	(234,071)	(21,389)	(9,898)	(2,157)	248,100	(111,102)	6,419
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(462,181)	(12,474)	(27,781)	1,439	370,981	(10,510)	285,334
TOTAL INCREASE (DECREASE) IN NET ASSETS	(228,259)	53,869	(10,704)	11,770	532,196	143,725	500,290
NET ASSETS AT DECEMBER 31, 2017	$1,802,346	$739,760	$71,831	$131,544	$1,842,942	$1,400,235	$1,975,449

See accompanying notes.

	LVIP Managed Risk Profile 2050 Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$293,480	$2,525,346	$450,477	$932,905	$901,008	$290,793
Changes From Operations:
• Net investment income (loss)	3,937	49,158	6,391	12,849	9,653	4,689
• Net realized gain (loss) on investments	(4,114)	47,503	665	(51,371)	(481)	(11,488)
• Net change in unrealized appreciation or depreciation on investments	10,714	(28,730)	(1,292)	141,572	32,724	3,163
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,537	67,931	5,764	103,050	41,896	(3,636)
Changes From Unit Transactions:
• Contract purchases	123,555	156,248	44,660	84,826	66,865	36,764
• Contract withdrawals	(51,293)	(181,982)	(56,870)	(133,407)	(31,055)	(42,947)
• Contract transfers	1,540	(79,534)	39,756	(132,543)	(8,936)	(48,162)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	73,802	(105,268)	27,546	(181,124)	26,874	(54,345)
TOTAL INCREASE (DECREASE) IN NET ASSETS	84,339	(37,337)	33,310	(78,074)	68,770	(57,981)
NET ASSETS AT DECEMBER 31, 2016	377,819	2,488,009	483,787	854,831	969,778	232,812
Changes From Operations:
• Net investment income (loss)	8,153	53,578	11,426	12,152	33,380	4,730
• Net realized gain (loss) on investments	2,920	(34,909)	(430)	73,337	1,220	1,054
• Net change in unrealized appreciation or depreciation on investments	64,781	422,159	1,055	98,959	100,841	50,694
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	75,854	440,828	12,051	184,448	135,441	56,478
Changes From Unit Transactions:
• Contract purchases	259,217	139,016	61,366	115,800	48,415	42,882
• Contract withdrawals	(13,296)	(622,330)	(6,433)	(194,892)	(12,111)	(26,837)
• Contract transfers	4,545	(13,571)	175,678	(219,641)	(202)	(741)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	250,466	(496,885)	230,611	(298,733)	36,102	15,304
TOTAL INCREASE (DECREASE) IN NET ASSETS	326,320	(56,057)	242,662	(114,285)	171,543	71,782
NET ASSETS AT DECEMBER 31, 2017	$704,139	$2,431,952	$726,449	$740,546	$1,141,321	$304,594

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$72,091,811	$15,325,707
Changes From Operations:
• Net investment income (loss)	552	740,205	61,833
• Net realized gain (loss) on investments	—	2,121,403	452,893
• Net change in unrealized appreciation or depreciation on investments	(805)	4,477,416	2,291,295
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(253)	7,339,024	2,806,021
Changes From Unit Transactions:
• Contract purchases	533	2,124,652	469,462
• Contract withdrawals	—	(4,723,924)	(869,157)
• Contract transfers	58,737	(1,816,774)	(390,483)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	59,270	(4,416,046)	(790,178)
TOTAL INCREASE (DECREASE) IN NET ASSETS	59,017	2,922,978	2,015,843
NET ASSETS AT DECEMBER 31, 2016	59,017	75,014,789	17,341,550
Changes From Operations:
• Net investment income (loss)	246	697,126	39
• Net realized gain (loss) on investments	5,201	3,055,192	780,279
• Net change in unrealized appreciation or depreciation on investments	6,029	10,941,366	1,432,050
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,476	14,693,684	2,212,368
Changes From Unit Transactions:
• Contract purchases	11,151	1,913,773	463,661
• Contract withdrawals	(4,115)	(5,899,864)	(1,082,336)
• Contract transfers	(39,581)	(1,538,804)	(302,557)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,545)	(5,524,895)	(921,232)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,069)	9,168,789	1,291,136
NET ASSETS AT DECEMBER 31, 2017	$37,948	$84,183,578	$18,632,686

See accompanying notes.

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2016	$12,417,217	$4,299,272	$6,616,830
Changes From Operations:
• Net investment income (loss)	(85,743)	(8,932)	2,543
• Net realized gain (loss) on investments	1,019,750	439,805	325,454
• Net change in unrealized appreciation or depreciation on investments	(170,257)	692,980	(259,774)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	763,750	1,123,853	68,223
Changes From Unit Transactions:
• Contract purchases	350,589	177,612	294,459
• Contract withdrawals	(872,912)	(236,855)	(630,189)
• Contract transfers	(333,573)	310,980	(387,605)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(855,896)	251,737	(723,335)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(92,146)	1,375,590	(655,112)
NET ASSETS AT DECEMBER 31, 2016	12,325,071	5,674,862	5,961,718
Changes From Operations:
• Net investment income (loss)	(106,455)	(24,968)	6,508
• Net realized gain (loss) on investments	873,103	1,002,428	451,379
• Net change in unrealized appreciation or depreciation on investments	2,029,408	(294,874)	1,053,311
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,796,056	682,586	1,511,198
Changes From Unit Transactions:
• Contract purchases	311,141	185,697	257,543
• Contract withdrawals	(1,250,552)	(223,914)	(579,996)
• Contract transfers	28,660	(205,225)	(240,341)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(910,751)	(243,442)	(562,794)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,885,305	439,144	948,404
NET ASSETS AT DECEMBER 31, 2017	$14,210,376	$6,114,006	$6,910,122

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of sixty mutual funds (the Funds) of eleven open-ended. management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Growth Portfolio - Class B

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2**

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2**

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2**

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Scientific Allocation Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Managed Risk Profile 2010 Fund - Standard Class

LVIP Managed Risk Profile 2020 Fund - Standard Class

LVIP Managed Risk Profile 2030 Fund - Standard Class

LVIP Managed Risk Profile 2040 Fund - Standard Class

LVIP Managed Risk Profile 2050 Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price Structured Mid - Cap Growth Fund - Standard Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

T. Rowe Price International Series, Inc.:

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2017

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable

Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2016, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP UBS Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Templeton Growth Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP SSgA Bond Index Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class
LVIP SSgA Emerging Markets 100 Fund - Standard Class	LVIP SSGA Emerging Markets 100 Fund - Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSgA International Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class
LVIP SSgA S&P 500 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSgA Small-Cap Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class

During 2017, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2017, the 2017 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Also during 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Service Class	Delaware VIP® Smid Cap Core Series - Service Class
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
LVIP Delaware Foundation Moderate Allocation Fund - Standard Class	LVIP BlackRock Scientific Allocation Fund - Standard Class
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class
LVIP Delaware Foundation Conservative Allocation Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Fund - Class I	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2017 and 2016 were $68,073 and $53,878, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
AB VPS Global Thematic Growth Portfolio - Class B
	2017		1.00%	$7.81	282,910	$2,209,584	34.94%	0.28%
	2016		1.00%	5.79	270,031	1,562,892	-1.86%	0.00%
	2015		1.00%	5.90	317,466	1,872,288	1.63%	0.00%
	2014		1.00%	5.80	299,416	1,737,582	3.76%	0.00%
	2013		1.00%	5.59	304,899	1,705,224	21.70%	0.02%
AB VPS Growth and Income Portfolio - Class B
	2013		0.00%	—	—	—	0.00%	1.23%
AB VPS Growth Portfolio - Class B
	2017		1.00%	17.28	115,394	1,994,133	32.81%	0.00%
	2016		1.00%	13.01	128,817	1,676,144	-0.15%	0.00%
	2015		1.00%	13.03	134,784	1,756,444	7.74%	0.00%
	2014		1.00%	12.10	117,191	1,417,526	11.84%	0.00%
	2013		1.00%	10.82	112,271	1,214,242	32.40%	0.03%
American Century VP Balanced Fund - Class I
	2017		1.00%	48.19	211,963	10,215,449	12.78%	1.55%
	2016		1.00%	42.73	213,993	9,144,872	5.93%	1.45%
	2015		1.00%	40.34	243,330	9,816,538	-3.54%	1.72%
	2014		1.00%	41.82	261,819	10,950,435	8.76%	1.53%
	2013		1.00%	38.46	281,459	10,823,686	16.26%	1.58%
American Century VP Inflation Protection Fund - Class I
	2013		0.00%	—	—	—	0.00%	0.52%
American Funds Global Growth Fund - Class 2
	2017		1.00%	32.05	133,066	4,265,269	30.16%	0.68%
	2016		1.00%	24.63	150,201	3,698,845	-0.38%	0.84%
	2015		1.00%	24.72	159,226	3,936,077	5.87%	1.03%
	2014		1.00%	23.35	159,085	3,714,432	1.30%	1.16%
	2013		1.00%	23.05	165,063	3,804,729	27.89%	1.27%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
American Funds Growth Fund - Class 2
	2017		1.00%	$23.02	1,075,608	$24,761,361	27.02%	0.50%
	2016		1.00%	18.12	1,170,752	21,219,184	8.40%	0.71%
	2015		1.00%	16.72	1,235,211	20,652,966	5.79%	0.60%
	2014		1.00%	15.80	1,280,443	20,236,599	7.43%	0.79%
	2013		1.00%	14.71	1,383,726	20,356,546	28.81%	0.94%
American Funds Growth-Income Fund - Class 2
	2017		1.00%	26.47	332,200	8,791,874	21.16%	1.40%
	2016		1.00%	21.84	355,815	7,771,963	10.41%	1.37%
	2015		1.00%	19.78	374,728	7,413,245	0.45%	1.28%
	2014		1.00%	19.70	402,602	7,929,376	9.53%	1.30%
	2013		1.00%	17.98	416,032	7,480,683	32.17%	1.40%
American Funds International Fund - Class 2
	2017		1.00%	19.21	359,803	6,912,210	30.83%	1.29%
	2016		1.00%	14.68	373,857	5,489,677	2.50%	1.26%
	2015		1.00%	14.33	405,541	5,809,561	-5.48%	1.48%
	2014		1.00%	15.16	420,472	6,372,435	-3.62%	1.36%
	2013		1.00%	15.72	456,745	7,182,304	20.42%	1.38%
BlackRock Global Allocation V.I. Fund - Class I
	2017		1.00%	17.00	43,430	738,338	12.73%	1.30%
	2016		1.00%	15.08	48,846	736,663	3.08%	1.15%
	2015		1.00%	14.63	53,508	782,874	-1.70%	1.17%
	2014		1.00%	14.88	49,455	736,080	1.09%	2.20%
	2013		1.00%	14.72	49,891	734,540	13.62%	1.28%
Delaware VIP® Diversified Income Series - Standard Class
	2017		1.00%	18.58	114,916	2,135,327	4.18%	2.64%
	2016		1.00%	17.84	119,472	2,130,997	2.49%	3.13%
	2015		1.00%	17.40	119,938	2,087,286	-2.07%	3.09%
	2014		1.00%	17.77	124,904	2,219,565	4.27%	2.25%
	2013		1.00%	17.04	115,782	1,973,246	-2.24%	2.41%
Delaware VIP® High Yield Series - Standard Class
	2017		1.00%	20.48	89,599	1,834,705	6.42%	5.55%
	2016		1.00%	19.24	99,954	1,923,352	12.04%	6.29%
	2015		1.00%	17.18	78,894	1,355,012	-7.53%	6.65%
	2014		1.00%	18.57	85,466	1,587,347	-1.28%	6.42%
	2013		1.00%	18.81	83,199	1,565,260	8.13%	7.46%
Delaware VIP® REIT Series - Service Class
	2017		1.00%	40.83	202,170	8,254,851	0.26%	1.33%
	2016		1.00%	40.73	221,936	9,038,633	4.56%	0.97%
	2015		1.00%	38.95	243,702	9,491,829	2.49%	1.01%
	2014		1.00%	38.00	254,160	9,658,400	27.84%	1.12%
	2013		1.00%	29.73	260,861	7,754,466	0.91%	1.34%
Delaware VIP® Small Cap Value Series - Service Class
	2017		1.00%	32.80	179,646	5,891,788	10.65%	0.65%
	2016		1.00%	29.64	198,140	5,873,124	29.78%	0.68%
	2015		1.00%	22.84	203,720	4,652,837	-7.39%	0.47%
	2014		1.00%	24.66	222,375	5,484,356	4.57%	0.34%
	2013		1.00%	23.59	240,447	5,671,040	31.85%	0.50%
Delaware VIP® Smid Cap Core Series - Service Class
	2017		1.00%	22.42	135,578	3,039,379	17.20%	0.09%
	2016		1.00%	19.13	150,122	2,871,400	6.94%	0.00%
	2015		1.00%	17.89	152,874	2,734,254	6.24%	0.16%
	2014		1.00%	16.84	151,065	2,543,197	1.85%	0.00%
	2013		1.00%	16.53	166,373	2,750,077	39.57%	0.00%
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	2017		1.00%	13.78	6,908	95,165	6.34%	2.24%
	2016		1.00%	12.96	6,198	80,297	4.25%	2.05%
	2015		1.00%	12.43	5,811	72,215	-7.23%	3.21%
	2014		1.00%	13.39	6,993	93,668	2.47%	1.84%
	2013		1.00%	13.07	5,914	77,313	-0.07%	1.62%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
Deutsche Equity 500 Index VIP Portfolio - Class A
	2013		0.00%	$—	—	$—	0.00%	1.89%
Deutsche Small Cap Index VIP Portfolio - Class A
	2013		0.00%	—	—	—	0.00%	1.82%
Dreyfus Stock Index Fund, Inc. - Initial Class
	2013		0.00%	—	—	—	0.00%	0.45%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2017		1.00%	48.32	411,618	19,889,006	12.97%	1.87%
	2016		1.00%	42.77	444,417	19,008,600	2.05%	1.35%
	2015		1.00%	41.91	479,710	20,106,869	-0.85%	1.56%
	2014		1.00%	42.28	509,140	21,524,352	4.78%	1.45%
	2013		1.00%	40.35	566,091	22,840,274	14.56%	1.58%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2017		1.00%	27.88	555,520	15,486,436	20.38%	0.79%
	2016		1.00%	23.16	585,055	13,548,885	6.66%	0.57%
	2015		1.00%	21.71	624,922	13,568,679	-0.58%	0.80%
	2014		1.00%	21.84	646,348	14,116,320	10.54%	0.73%
	2013		1.00%	19.76	707,945	13,986,890	29.65%	0.85%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2017	12/26/17	1.00%	10.31	6	60	0.21%	0.00%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2017	12/26/17	1.00%	10.32	3	30	0.22%	0.00%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2017	12/26/17	1.00%	10.32	6	60	0.22%	0.00%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2017	12/15/17	1.00%	10.32	215	2,220	0.97%	0.15%
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2017		0.00%	18.18	1,365	24,794	0.71%	0.67%
	2016		0.00%	18.05	1,976	35,672	0.20%	0.19%
	2015		0.00%	18.02	2,037	36,693	0.03%	0.03%
	2014		0.00%	18.01	2,309	41,592	0.01%	0.01%
	2013		0.00%	18.01	1,581	28,471	0.03%	0.03%
Fidelity® VIP Growth Portfolio - Initial Class
	2017		1.00%	96.22	609,253	58,621,150	33.79%	0.22%
	2016		1.00%	71.92	649,746	46,728,018	-0.20%	0.04%
	2015		1.00%	72.06	705,153	50,815,558	6.11%	0.26%
	2014		1.00%	67.91	760,990	51,682,533	10.19%	0.18%
	2013		1.00%	61.63	829,786	51,143,189	34.98%	0.29%
Janus Henderson Global Research Portfolio - Institutional Shares
	2017		1.00%	23.63	348,786	8,242,957	25.76%	0.82%
	2016		1.00%	18.79	370,702	6,966,122	1.05%	1.00%
	2015		1.00%	18.60	418,146	7,776,044	-3.26%	0.65%
	2014		1.00%	19.22	431,854	8,301,523	6.37%	1.08%
	2013		1.00%	18.07	463,926	8,383,598	27.15%	1.21%
LVIP Baron Growth Opportunities Fund - Service Class
	2017		1.00%	69.09	237,996	16,443,949	25.97%	0.00%
	2016		1.00%	54.85	251,381	13,787,845	4.52%	0.46%
	2015		1.00%	52.48	275,546	14,459,679	-5.72%	0.00%
	2014		1.00%	55.66	300,018	16,698,805	3.81%	0.18%
	2013		1.00%	53.62	333,189	17,864,260	38.67%	0.43%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	—	—	—	0.00%	4.10%
	2015		1.00%	7.82	6,273	49,087	-15.86%	1.94%
	2014	5/15/14	1.00%	9.30	2,332	21,685	-7.23%	1.92%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2017		1.00%	$9.49	66,233	$628,804	1.17%	1.83%
	2016		1.00%	9.38	55,713	522,836	2.56%	1.51%
	2015		0.94%	9.15	33,439	305,969	-3.73%	0.97%
	2014		0.94%	9.50	45,631	433,724	2.10%	1.49%
	2013		0.94%	9.31	36,595	340,672	-9.25%	0.84%
LVIP BlackRock Scientific Allocation Fund - Standard Class
	2017		1.00%	19.08	3,602	68,720	13.19%	2.33%
	2016		1.00%	16.85	3,272	55,156	3.61%	1.60%
	2015		1.00%	16.27	4,509	73,349	-2.13%	1.61%
	2014		1.00%	16.62	6,305	104,801	3.59%	1.89%
	2013		1.00%	16.05	8,263	132,585	13.10%	2.39%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2017		1.00%	12.07	153,796	1,856,663	24.88%	0.64%
	2016		1.00%	9.67	168,507	1,629,004	-2.29%	0.44%
	2015		1.00%	9.89	165,587	1,638,363	0.33%	0.00%
	2014		1.00%	9.86	170,364	1,680,068	4.30%	0.00%
	2013		1.00%	9.45	185,036	1,749,509	24.25%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2017		1.00%	12.13	3,191	38,691	24.31%	0.00%
	2016		1.00%	9.75	1,084	10,570	1.24%	0.00%
	2015		1.00%	9.63	1,403	13,521	-5.05%	0.00%
	2014	5/15/14	1.00%	10.15	45,970	466,445	3.46%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2017		1.00%	10.46	22,999	240,651	9.76%	4.12%
	2016		1.00%	9.53	30,983	295,353	0.18%	3.97%
	2015		1.00%	9.52	26,416	251,375	-2.21%	3.14%
	2014		1.00%	9.73	21,811	212,232	12.76%	3.09%
	2013		1.00%	8.63	17,272	149,053	2.28%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2017		1.00%	16.81	149,359	2,511,000	3.33%	2.91%
	2016		1.00%	16.27	146,305	2,380,316	1.70%	2.49%
	2015		1.00%	16.00	158,926	2,542,400	-0.61%	2.38%
	2014		1.00%	16.10	161,113	2,593,238	4.92%	1.84%
	2013		1.00%	15.34	186,361	2,858,948	-3.28%	1.67%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2017		1.00%	9.96	2,352	23,429	1.26%	0.87%
	2016		1.00%	9.84	1,921	18,898	0.99%	0.00%
	2015		1.00%	9.74	3,089	30,098	-1.96%	0.89%
	2014		1.00%	9.94	5,062	50,302	-0.64%	1.32%
	2013		1.00%	10.00	3,261	32,609	-0.49%	0.77%
LVIP Delaware Social Awareness Fund - Standard Class
	2017		1.00%	33.35	167,552	5,588,678	19.00%	1.29%
	2016		1.00%	28.03	189,334	5,306,952	5.58%	1.43%
	2015		1.00%	26.55	208,646	5,539,331	-1.65%	1.43%
	2014		1.00%	26.99	225,985	6,100,381	14.05%	1.57%
	2013		1.00%	23.67	227,995	5,396,200	34.34%	1.23%
LVIP Delaware Wealth Builder Fund - Standard Class
	2017		1.00%	20.28	20,171	409,054	11.17%	2.55%
	2016		1.00%	18.24	17,619	321,394	4.57%	1.80%
	2015		1.00%	17.44	13,918	242,791	-2.31%	2.08%
	2014		1.00%	17.86	9,378	167,468	3.30%	2.98%
	2013		1.00%	17.29	5,883	101,699	19.04%	1.59%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2017		1.00%	20.84	199,385	4,154,575	19.67%	1.42%
	2016		1.00%	17.41	212,558	3,700,932	13.27%	1.57%
	2015		1.00%	15.37	232,637	3,575,967	-2.98%	1.62%
	2014		1.00%	15.84	235,963	3,738,468	12.05%	1.95%
	2013		1.00%	14.14	251,694	3,558,827	31.93%	1.81%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2017		1.00%	$10.54	5,598	$59,003	20.19%	3.18%
	2016		1.00%	8.77	339	2,971	1.39%	0.72%
	2015		1.00%	8.65	886	7,657	-8.93%	2.02%
	2014	5/15/14	1.00%	9.50	343	3,259	-4.09%	1.59%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2017		1.00%	18.20	40,080	729,321	9.40%	2.33%
	2016		1.00%	16.63	41,236	685,908	3.98%	2.18%
	2015		1.00%	16.00	38,071	609,053	-2.97%	2.04%
	2014		1.00%	16.49	41,400	682,584	4.65%	2.02%
	2013		1.00%	15.76	41,043	646,640	8.66%	1.51%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2017		1.00%	17.23	146,019	2,515,926	14.48%	2.33%
	2016		1.00%	15.05	161,992	2,438,024	3.71%	1.83%
	2015		1.00%	14.51	159,269	2,311,359	-4.65%	1.69%
	2014		1.00%	15.22	242,351	3,688,549	2.44%	2.04%
	2013		1.00%	14.86	238,286	3,540,335	12.42%	1.74%
LVIP Global Income Fund - Standard Class
	2017		1.00%	12.27	15,545	190,806	4.00%	0.00%
	2016		1.00%	11.80	13,152	155,229	-0.49%	0.00%
	2015		1.00%	11.86	10,117	120,000	-3.00%	3.28%
	2014		1.00%	12.23	10,478	128,118	0.93%	0.57%
	2013		1.00%	12.11	10,382	125,775	-3.79%	0.20%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2017		1.00%	17.89	100,727	1,802,346	13.18%	2.07%
	2016		1.00%	15.81	128,441	2,030,605	3.30%	1.72%
	2015		1.00%	15.30	131,328	2,009,855	-4.34%	1.94%
	2014		1.00%	16.00	133,185	2,130,635	3.11%	1.92%
	2013		1.00%	15.52	140,137	2,174,220	10.74%	1.76%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2017		1.00%	17.29	42,790	739,760	9.85%	2.55%
	2016		1.00%	15.74	43,584	685,891	3.67%	2.46%
	2015		1.00%	15.18	39,854	604,994	-1.93%	2.53%
	2014		1.00%	15.48	42,991	665,433	3.83%	2.70%
	2013		1.00%	14.91	43,128	642,907	8.25%	2.20%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2017		1.00%	11.88	6,046	71,831	13.55%	0.55%
	2016		1.00%	10.46	7,889	82,535	8.92%	0.71%
	2015		1.00%	9.61	7,063	67,846	-8.66%	1.96%
	2014	5/15/14	1.00%	10.52	355	3,733	7.14%	0.90%
LVIP Managed Risk Profile 2010 Fund - Standard Class
	2017		1.00%	14.16	9,293	131,544	8.55%	1.92%
	2016		1.00%	13.04	9,185	119,774	3.40%	1.36%
	2015		1.00%	12.61	16,439	207,333	-2.59%	1.89%
	2014		1.00%	12.95	16,183	209,530	3.74%	1.93%
	2013		1.00%	12.48	11,593	144,699	7.84%	2.36%
LVIP Managed Risk Profile 2020 Fund - Standard Class
	2017		1.00%	13.88	132,798	1,842,942	10.91%	2.24%
	2016		1.00%	12.51	104,756	1,310,746	3.41%	1.86%
	2015		1.00%	12.10	109,549	1,325,467	-3.18%	1.83%
	2014		1.00%	12.50	111,846	1,397,769	3.35%	2.05%
	2013		1.00%	12.09	107,758	1,303,018	10.03%	1.51%
LVIP Managed Risk Profile 2030 Fund - Standard Class
	2017		1.00%	13.72	102,086	1,400,235	12.34%	1.99%
	2016		1.00%	12.21	102,912	1,256,510	2.68%	1.86%
	2015		1.00%	11.89	92,624	1,101,348	-3.63%	1.90%
	2014		1.00%	12.34	70,883	874,570	3.12%	2.24%
	2013		1.00%	11.96	62,249	744,781	12.61%	1.33%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Managed Risk Profile 2040 Fund - Standard Class
	2017		1.00%	$13.07	151,165	$1,975,449	13.49%	2.22%
	2016		1.00%	11.51	128,108	1,475,159	2.78%	1.90%
	2015		1.00%	11.20	110,984	1,243,438	-4.19%	1.85%
	2014		1.00%	11.69	92,007	1,075,872	2.45%	2.42%
	2013		1.00%	11.41	76,473	872,837	15.38%	1.34%
LVIP Managed Risk Profile 2050 Fund - Standard Class
	2017		1.00%	13.27	53,079	704,139	15.94%	2.56%
	2016		1.00%	11.44	33,021	377,819	3.38%	2.06%
	2015		1.00%	11.07	26,515	293,480	-4.70%	1.99%
	2014		1.00%	11.61	13,839	160,732	1.92%	2.49%
	2013		1.00%	11.40	6,956	79,274	17.85%	1.61%
LVIP Mondrian International Value Fund - Standard Class
	2017		1.00%	20.91	116,305	2,431,952	20.13%	3.22%
	2016		1.00%	17.41	142,942	2,488,009	2.98%	2.73%
	2015		1.00%	16.90	149,405	2,525,346	-4.75%	2.86%
	2014		1.00%	17.75	154,274	2,737,656	-3.51%	3.73%
	2013		1.00%	18.39	168,216	3,093,614	20.63%	2.45%
LVIP SSGA Bond Index Fund - Standard Class
	2017		1.00%	12.35	58,815	726,449	2.16%	2.85%
	2016		1.00%	12.09	40,013	483,787	1.26%	2.17%
	2015		1.00%	11.94	37,727	450,477	-0.75%	2.77%
	2014		1.00%	12.03	31,230	375,695	4.70%	2.01%
	2013		1.00%	11.49	26,284	302,000	-3.54%	2.15%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2017		1.00%	17.17	43,141	740,546	22.60%	2.37%
	2016		1.00%	14.00	61,053	854,831	14.29%	2.36%
	2015		1.00%	12.25	76,148	932,905	-17.87%	4.21%
	2014		1.00%	14.92	43,000	641,403	-4.33%	2.53%
	2013		1.00%	15.59	64,275	1,002,155	-3.80%	2.99%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2017		1.00%	15.33	74,474	1,141,321	13.67%	4.14%
	2016		1.00%	13.48	71,932	969,778	4.57%	1.87%
	2015		1.00%	12.89	69,888	901,008	-7.45%	2.79%
	2014		1.00%	13.93	80,409	1,120,109	2.94%	2.30%
	2013		1.00%	13.53	78,194	1,058,156	8.72%	2.10%
LVIP SSGA International Index Fund - Standard Class
	2017		1.00%	17.56	17,345	304,594	23.45%	2.72%
	2016		1.00%	14.23	16,366	232,812	-0.01%	2.71%
	2015		1.00%	14.23	20,440	290,793	-2.20%	2.67%
	2014		1.00%	14.55	15,850	230,561	-6.78%	3.22%
	2013		1.00%	15.60	6,822	106,455	19.78%	2.44%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2017		1.00%	12.48	3,040	37,948	23.03%	1.44%
	2016	12/9/16	1.00%	10.15	5,816	59,017	-0.43%	1.00%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2017		1.00%	21.00	4,008,699	84,183,578	20.37%	1.88%
	2016		1.00%	17.45	4,299,560	75,014,789	10.65%	1.86%
	2015		1.00%	15.77	4,571,885	72,091,811	0.17%	1.86%
	2014		1.00%	15.74	4,922,725	77,495,804	12.30%	1.89%
	2013		1.00%	14.02	5,354,751	75,065,451	30.69%	2.44%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2017		1.00%	19.69	946,074	18,632,686	13.07%	1.00%
	2016		1.00%	17.42	995,617	17,341,550	19.48%	1.29%
	2015		1.00%	14.58	1,051,261	15,325,707	-5.66%	0.89%
	2014		1.00%	15.45	1,144,492	17,686,532	3.63%	0.84%
	2013		1.00%	14.91	1,237,766	18,457,435	36.53%	1.22%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2017		1.00%	$33.81	420,286	$14,210,376	23.50%	0.20%
	2016		1.00%	27.38	450,202	12,325,071	6.49%	0.27%
	2015		1.00%	25.71	482,990	12,417,217	1.09%	0.12%
	2014		1.00%	25.43	509,556	12,959,535	10.48%	0.24%
	2013		1.00%	23.02	543,610	12,514,539	33.45%	0.00%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2017		1.00%	29.66	206,147	6,114,006	12.23%	0.58%
	2016		1.00%	26.43	214,748	5,674,862	26.10%	0.74%
	2015		1.00%	20.96	205,155	4,299,272	-12.68%	0.76%
	2014		1.00%	24.00	218,660	5,247,861	8.76%	0.74%
	2013		1.00%	22.07	236,366	5,215,917	29.83%	1.17%
T. Rowe Price International Stock Portfolio
	2017		1.00%	25.79	267,925	6,910,122	26.61%	1.10%
	2016		1.00%	20.37	292,664	5,961,718	1.11%	0.95%
	2015		1.00%	20.15	328,432	6,616,830	-1.89%	0.92%
	2014		1.00%	20.53	345,009	7,084,527	-2.22%	1.04%
	2013		1.00%	21.00	360,500	7,570,875	12.92%	0.85%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$368,088	$272,991
AB VPS Growth Portfolio - Class B	235,637	351,859
American Century VP Balanced Fund - Class I	951,370	616,134
American Funds Global Growth Fund - Class 2	643,640	991,297
American Funds Growth Fund - Class 2	3,146,620	3,025,571
American Funds Growth-Income Fund - Class 2	1,159,668	1,172,986
American Funds International Fund - Class 2	667,643	805,311
BlackRock Global Allocation V.I. Fund - Class I	125,081	202,042
Delaware VIP® Diversified Income Series - Standard Class	293,858	341,919
Delaware VIP® High Yield Series - Standard Class	475,518	529,780
Delaware VIP® REIT Series - Service Class	1,700,803	1,316,348
Delaware VIP® Small Cap Value Series - Service Class	485,545	874,423
Delaware VIP® Smid Cap Core Series - Service Class	346,858	468,529

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	$12,767	$2,211
Fidelity® VIP Asset Manager Portfolio - Initial Class	2,783,180	1,926,815
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,286,833	2,243,924
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	60	—
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	30	—
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	60	—
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	2,218	—
Fidelity® VIP Government Money Market Portfolio - Initial Class	58,614	69,729
Fidelity® VIP Growth Portfolio - Initial Class	5,357,835	5,305,074
Janus Henderson Global Research Portfolio - Institutional Shares	328,447	795,566
LVIP Baron Growth Opportunities Fund - Service Class	1,249,501	1,742,476
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	217,299	114,083
LVIP BlackRock Scientific Allocation Fund - Standard Class	16,865	6,862
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	179,104	302,112
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	30,078	6,041
LVIP Clarion Global Real Estate Fund - Standard Class	89,332	127,806
LVIP Delaware Bond Fund - Standard Class	331,933	234,141
LVIP Delaware Diversified Floating Rate Fund - Service Class	5,209	978
LVIP Delaware Social Awareness Fund - Standard Class	660,690	743,149
LVIP Delaware Wealth Builder Fund - Standard Class	116,717	42,460
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	258,369	488,436
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	53,657	457
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	76,592	81,735
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	170,505	385,639
LVIP Global Income Fund - Standard Class	39,206	10,482
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	201,028	641,751
LVIP JPMorgan Retirement Income Fund - Standard Class	101,371	78,604
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	109,412	137,921
LVIP Managed Risk Profile 2010 Fund - Standard Class	7,341	3,239
LVIP Managed Risk Profile 2020 Fund - Standard Class	565,837	117,687
LVIP Managed Risk Profile 2030 Fund - Standard Class	293,268	266,398
LVIP Managed Risk Profile 2040 Fund - Standard Class	397,545	55,832
LVIP Managed Risk Profile 2050 Fund - Standard Class	290,077	28,363
LVIP Mondrian International Value Fund - Standard Class	313,092	751,686
LVIP SSGA Bond Index Fund - Standard Class	294,478	52,496
LVIP SSGA Emerging Markets 100 Fund - Standard Class	529,097	750,635
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	85,101	15,565
LVIP SSGA International Index Fund - Standard Class	48,949	28,880
LVIP SSGA International Managed Volatility Fund - Standard Class	13,301	45,609
LVIP SSGA S&P 500 Index Fund - Standard Class	4,083,818	8,402,573
LVIP SSGA Small-Cap Index Fund - Standard Class	1,265,012	1,638,720
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	870,479	1,387,274
Neuberger Berman AMT Large Cap Value Portfolio - I Class	555,780	665,175
T. Rowe Price International Stock Portfolio	604,022	1,093,542

5. Investments

The following is a summary of investments owned at December 31, 2017:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	75,524	$29.25	$2,209,064	$1,421,372
AB VPS Growth Portfolio - Class B	59,167	33.70	1,993,914	1,509,934
American Century VP Balanced Fund - Class I	1,356,430	7.53	10,213,915	9,430,955
American Funds Global Growth Fund - Class 2	141,029	30.24	4,264,703	3,408,178
American Funds Growth Fund - Class 2	320,098	77.35	24,759,589	19,420,706
American Funds Growth-Income Fund - Class 2	176,851	49.71	8,791,275	7,314,729
American Funds International Fund - Class 2	319,495	21.63	6,910,679	5,926,162
BlackRock Global Allocation V.I. Fund - Class I	42,731	17.26	737,539	697,209
Delaware VIP® Diversified Income Series - Standard Class	202,541	10.54	2,134,785	2,144,472

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP® High Yield Series - Standard Class	352,758	$5.20	$1,834,341	$1,902,600
Delaware VIP® REIT Series - Service Class	613,228	13.46	8,254,052	7,976,746
Delaware VIP® Small Cap Value Series - Service Class	138,543	42.52	5,890,866	4,599,288
Delaware VIP® Smid Cap Core Series - Service Class	103,335	29.41	3,039,080	2,654,915
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	6,988	13.61	95,109	93,620
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,305,959	15.23	19,889,762	19,964,181
Fidelity® VIP Contrafund® Portfolio - Service Class 2	417,953	37.05	15,485,161	11,915,097
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	3	22.73	60	60
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1	21.65	30	30
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	3	21.52	60	60
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	114	19.42	2,220	2,218
Fidelity® VIP Government Money Market Portfolio - Initial Class	24,557	1.00	24,557	24,557
Fidelity® VIP Growth Portfolio - Initial Class	792,096	74.05	58,654,735	34,281,263
Janus Henderson Global Research Portfolio - Institutional Shares	160,989	51.20	8,242,637	5,595,345
LVIP Baron Growth Opportunities Fund - Service Class	335,108	49.07	16,443,393	10,895,182
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	61,539	10.21	628,252	637,792
LVIP BlackRock Scientific Allocation Fund - Standard Class	4,521	15.18	68,650	68,375
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	48,878	37.98	1,856,467	1,102,089
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,583	14.96	38,649	34,983
LVIP Clarion Global Real Estate Fund - Standard Class	25,097	9.59	240,605	227,485
LVIP Delaware Bond Fund - Standard Class	184,516	13.61	2,510,706	2,502,732
LVIP Delaware Diversified Floating Rate Fund - Service Class	2,304	10.16	23,411	23,302
LVIP Delaware Social Awareness Fund - Standard Class	142,838	39.13	5,589,532	4,990,298
LVIP Delaware Wealth Builder Fund - Standard Class	27,734	14.72	408,335	412,256
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	129,741	32.02	4,154,566	3,960,250
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,640	35.97	58,993	56,228
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	50,983	14.30	729,106	651,946
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	170,440	14.77	2,516,544	2,057,484
LVIP Global Income Fund - Standard Class	16,809	11.36	190,880	190,746
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	119,331	15.11	1,802,498	1,499,075
LVIP JPMorgan Retirement Income Fund - Standard Class	52,219	14.16	739,580	755,659
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,044	17.74	71,727	62,884
LVIP Managed Risk Profile 2010 Fund - Standard Class	11,051	11.90	131,524	128,626
LVIP Managed Risk Profile 2020 Fund - Standard Class	154,608	11.91	1,841,386	1,731,654
LVIP Managed Risk Profile 2030 Fund - Standard Class	118,146	11.84	1,398,965	1,321,855
LVIP Managed Risk Profile 2040 Fund - Standard Class	173,318	11.40	1,975,651	1,842,457
LVIP Managed Risk Profile 2050 Fund - Standard Class	64,722	10.91	706,247	658,810
LVIP Mondrian International Value Fund - Standard Class	134,847	18.03	2,431,433	2,391,463
LVIP SSGA Bond Index Fund - Standard Class	64,673	11.23	726,340	737,786
LVIP SSGA Emerging Markets 100 Fund - Standard Class	74,589	9.92	740,143	663,140
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	92,095	12.39	1,141,425	1,030,002
LVIP SSGA International Index Fund - Standard Class	30,745	9.91	304,563	273,792
LVIP SSGA International Managed Volatility Fund - Standard Class	3,792	10.00	37,909	32,685
LVIP SSGA S&P 500 Index Fund - Standard Class	4,579,065	18.39	84,186,106	57,990,653
LVIP SSGA Small-Cap Index Fund - Standard Class	587,546	31.73	18,644,610	14,144,034
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	547,968	25.97	14,230,190	8,935,675
Neuberger Berman AMT Large Cap Value Portfolio - I Class	365,841	16.71	6,113,196	5,701,240
T. Rowe Price International Stock Portfolio	398,221	17.35	6,909,137	5,363,530

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	52,165	(39,286)	12,879
AB VPS Growth Portfolio - Class B	10,007	(23,430)	(13,423)
American Century VP Balanced Fund - Class I	11,339	(13,369)	(2,030)
American Funds Global Growth Fund - Class 2	18,002	(35,137)	(17,135)
American Funds Growth Fund - Class 2	45,867	(141,011)	(95,144)
American Funds Growth-Income Fund - Class 2	24,695	(48,310)	(23,615)

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds International Fund - Class 2	30,742	(44,796)	(14,054)
BlackRock Global Allocation V.I. Fund - Class I	7,016	(12,432)	(5,416)
Delaware VIP® Diversified Income Series - Standard Class	13,752	(18,308)	(4,556)
Delaware VIP® High Yield Series - Standard Class	15,977	(26,332)	(10,355)
Delaware VIP® REIT Series - Service Class	11,671	(31,437)	(19,766)
Delaware VIP® Small Cap Value Series - Service Class	9,354	(27,848)	(18,494)
Delaware VIP® Smid Cap Core Series - Service Class	8,565	(23,109)	(14,544)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	860	(150)	710
Fidelity® VIP Asset Manager Portfolio - Initial Class	8,062	(40,861)	(32,799)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	56,584	(86,119)	(29,535)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	6	—	6
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3	—	3
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	6	—	6
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	215	—	215
Fidelity® VIP Government Money Market Portfolio - Initial Class	3,245	(3,856)	(611)
Fidelity® VIP Growth Portfolio - Initial Class	19,291	(59,784)	(40,493)
Janus Henderson Global Research Portfolio - Institutional Shares	14,346	(36,262)	(21,916)
LVIP Baron Growth Opportunities Fund - Service Class	11,180	(24,565)	(13,385)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	22,447	(11,927)	10,520
LVIP BlackRock Scientific Allocation Fund - Standard Class	707	(377)	330
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	12,500	(27,211)	(14,711)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,651	(544)	2,107
LVIP Clarion Global Real Estate Fund - Standard Class	4,697	(12,681)	(7,984)
LVIP Delaware Bond Fund - Standard Class	16,771	(13,717)	3,054
LVIP Delaware Diversified Floating Rate Fund - Service Class	518	(87)	431
LVIP Delaware Social Awareness Fund - Standard Class	2,139	(23,921)	(21,782)
LVIP Delaware Wealth Builder Fund - Standard Class	4,709	(2,157)	2,552
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	9,182	(22,355)	(13,173)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	5,292	(33)	5,259
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,432	(4,588)	(1,156)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	8,297	(24,270)	(15,973)
LVIP Global Income Fund - Standard Class	3,237	(844)	2,393
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	10,163	(37,877)	(27,714)
LVIP JPMorgan Retirement Income Fund - Standard Class	3,788	(4,582)	(794)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	10,357	(12,200)	(1,843)
LVIP Managed Risk Profile 2010 Fund - Standard Class	293	(185)	108
LVIP Managed Risk Profile 2020 Fund - Standard Class	36,648	(8,606)	28,042
LVIP Managed Risk Profile 2030 Fund - Standard Class	19,489	(20,315)	(826)
LVIP Managed Risk Profile 2040 Fund - Standard Class	27,339	(4,282)	23,057
LVIP Managed Risk Profile 2050 Fund - Standard Class	22,320	(2,262)	20,058
LVIP Mondrian International Value Fund - Standard Class	13,492	(40,129)	(26,637)
LVIP SSGA Bond Index Fund - Standard Class	22,952	(4,150)	18,802
LVIP SSGA Emerging Markets 100 Fund - Standard Class	27,926	(45,838)	(17,912)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	3,367	(825)	2,542
LVIP SSGA International Index Fund - Standard Class	2,747	(1,768)	979
LVIP SSGA International Managed Volatility Fund - Standard Class	1,131	(3,907)	(2,776)
LVIP SSGA S&P 500 Index Fund - Standard Class	106,287	(397,148)	(290,861)
LVIP SSGA Small-Cap Index Fund - Standard Class	35,465	(85,008)	(49,543)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	14,452	(44,368)	(29,916)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	14,516	(23,117)	(8,601)
T. Rowe Price International Stock Portfolio	12,815	(37,554)	(24,739)

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	28,677	(76,112)	(47,435)
AB VPS Growth Portfolio - Class B	13,947	(19,914)	(5,967)
American Century VP Balanced Fund - Class I	6,907	(36,244)	(29,337)
American Funds Global Growth Fund - Class 2	13,114	(22,139)	(9,025)

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth Fund - Class 2	57,207	(121,666)	(64,459)
American Funds Growth-Income Fund - Class 2	35,184	(54,097)	(18,913)
American Funds International Fund - Class 2	20,370	(52,054)	(31,684)
BlackRock Global Allocation V.I. Fund - Class I	7,687	(12,349)	(4,662)
Delaware VIP® Diversified Income Series - Standard Class	14,894	(15,360)	(466)
Delaware VIP® High Yield Series - Standard Class	32,133	(11,073)	21,060
Delaware VIP® REIT Series - Service Class	10,502	(32,268)	(21,766)
Delaware VIP® Small Cap Value Series - Service Class	23,010	(28,590)	(5,580)
Delaware VIP® Smid Cap Core Series - Service Class	13,926	(16,678)	(2,752)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	689	(302)	387
Fidelity® VIP Asset Manager Portfolio - Initial Class	10,120	(45,413)	(35,293)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	53,425	(93,292)	(39,867)
Fidelity® VIP Government Money Market Portfolio - Initial Class	6,966	(7,027)	(61)
Fidelity® VIP Growth Portfolio - Initial Class	10,067	(65,474)	(55,407)
Janus Henderson Global Research Portfolio - Institutional Shares	9,992	(57,436)	(47,444)
LVIP Baron Growth Opportunities Fund - Service Class	6,790	(30,955)	(24,165)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	1,090	(7,363)	(6,273)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	29,684	(7,410)	22,274
LVIP BlackRock Scientific Allocation Fund - Standard Class	1,023	(2,260)	(1,237)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	12,041	(9,121)	2,920
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,566	(2,885)	(319)
LVIP Clarion Global Real Estate Fund - Standard Class	6,204	(1,637)	4,567
LVIP Delaware Bond Fund - Standard Class	12,863	(25,484)	(12,621)
LVIP Delaware Diversified Floating Rate Fund - Service Class	275	(1,443)	(1,168)
LVIP Delaware Social Awareness Fund - Standard Class	5,171	(24,483)	(19,312)
LVIP Delaware Wealth Builder Fund - Standard Class	4,251	(550)	3,701
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	11,120	(31,199)	(20,079)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	412	(959)	(547)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,633	(2,468)	3,165
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	11,025	(8,302)	2,723
LVIP Global Income Fund - Standard Class	3,195	(160)	3,035
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	10,231	(13,118)	(2,887)
LVIP JPMorgan Retirement Income Fund - Standard Class	5,257	(1,527)	3,730
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,173	(1,347)	826
LVIP Managed Risk Profile 2010 Fund - Standard Class	310	(7,564)	(7,254)
LVIP Managed Risk Profile 2020 Fund - Standard Class	16,755	(21,548)	(4,793)
LVIP Managed Risk Profile 2030 Fund - Standard Class	26,375	(16,087)	10,288
LVIP Managed Risk Profile 2040 Fund - Standard Class	23,144	(6,020)	17,124
LVIP Managed Risk Profile 2050 Fund - Standard Class	12,062	(5,556)	6,506
LVIP Mondrian International Value Fund - Standard Class	8,450	(14,913)	(6,463)
LVIP SSGA Bond Index Fund - Standard Class	9,003	(6,717)	2,286
LVIP SSGA Emerging Markets 100 Fund - Standard Class	22,906	(38,001)	(15,095)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	4,959	(2,915)	2,044
LVIP SSGA International Index Fund - Standard Class	2,767	(6,841)	(4,074)
LVIP SSGA International Managed Volatility Fund - Standard Class	5,816	—	5,816
LVIP SSGA S&P 500 Index Fund - Standard Class	137,662	(409,987)	(272,325)
LVIP SSGA Small-Cap Index Fund - Standard Class	49,094	(104,738)	(55,644)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	22,717	(55,505)	(32,788)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	22,269	(12,676)	9,593
T. Rowe Price International Stock Portfolio	14,760	(50,528)	(35,768)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L (the "Variable Account"), comprised of the subaccounts described in the related appendix to this opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1996.
Philadelphia, Pennsylvania
April 25, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Growth Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Balanced Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Scientific Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2010 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2020 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2040 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2050 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
T. Rowe Price International Stock Portfolio	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 26, 2017 through December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 26, 2017 through December 31, 2017
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 26, 2017 through December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 15, 2017 through December 31, 2017
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from December 9, 2016 through December 31, 2016.
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016)

Lincoln Life & Annuity Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2017
Statement of Operations - Year ended December 31, 2017
Statements of Changes in Net Assets - Years ended December 31, 2017 and 2016
Notes to Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
3. Part B
The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:
Balance Sheets - Years ended December 31, 2017 and 2016
Statements of Comprehensive Income (Loss) - Years ended December 31, 2017, 2016 and 2015
Statements of Stockholder’s Equity - Years ended December 31, 2017, 2016 and 2015
Statements of Cash Flows - Years ended December 31, 2017, 2016 and 2015
Notes to Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.
(2) Not Applicable.
(3)(a) Principal Underwriting Agreement dated May 1, 2007 incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.
(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.
(e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.
(f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.
(g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

(h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.
(i) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.
(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(7) Not Applicable.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:
(i) American Century incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-141769) filed on April 9, 2018.
(ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post- Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-141769) filed on April 9, 2018.
(iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.
(v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(vii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)
(b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed on April 16, 2003. (Amendment)
(c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment dated April 2, 2007) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141755) filed on April 15, 2008.
(d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 4 dated February 9, 2011) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141755) filed on April 6, 2014.
(e) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 5 dated October 10, 2011) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141755) filed on April 6, 2014.
(f) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 7 dated March 24, 2014) incorporated herein by reference to Post-Effective Amendment No. 15 on Form N-6 (File No. 333-141769) filed on April 2, 2015.
(viii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(ix) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(x) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1,

2015.
(xi) Deutsche Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.
(ii) American Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(v) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008
(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.
(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name	Positions and Offices with Depositor
Ellen Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
George W. Henderson, III Granville Capital 300 N. Greene Street Greensboro, NC 27401	Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Mark E. Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations, Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 S. Crouse Ave. Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, General Counsel and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2018 there were 18,480 participants in group contracts under Account L.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (“Lincoln Life”), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.
Item 31. Management Services
Not Applicable.

Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.
(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.
SIGNATURES
(a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 25th day of April, 2018.

Lincoln Life & Annuity Variable Annuity Account L (Registrant) Group Variable Annuity I, II & III
By:	/s/John D. Weber John D. Weber Vice President, Lincoln Life & Annuity Company of New York (Title)
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (Depositor)
By:	/s/John J. Luviano John J. Luviano Senior Vice President, Lincoln Life & Annuity Company of New York (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 25, 2018.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director (Principal Financial Officer)
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* George W. Henderson, III	Director
* Mark E. Konen	Executive Vice President and Director
* M. Leanne Lachman	Director
* Louis G. Marcoccia	Director
* Patrick S. Pittard	Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-7